===============================================================================

                                CREDIT AGREEMENT


                                   dated as of

                                December 21, 1999


                                      among


                                    HWG LLC,
                                as the Borrower,


                        THE HALLWOOD GROUP INCORPORATED,
                              as Parent Guarantor,


                             FIRST BANK TEXAS, N.A.,
                          as the Administrative Agent,



                                       and


                           THE FINANCIAL INSTITUTIONS
                         NOW OR HEREAFTER PARTIES HERETO
                                 to the Lenders

                              $18,000,000 Term Loan



===============================================================================

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

                                   ARTICLE 1
                           DEFINITIONS; CONSTRUCTION
Section           1.1      Definitions .....................................  1
Section           1.2      Accounting Terms and Determinations ............. 12
Section           1.3      Other Definitional Terms ........................ 12

                                   ARTICLE 2
                         AMOUNT AND TERMS OF TERM LOANS

Section           2.1      Term Loans and Commitments ...................... 12
         (a)      Term Loans ............................................... 12
         (b)      Term Loan Commitments .................................... 12
         (c)      Availability ............................................. 12
         (d)      Funds to the Administrative Agent ........................ 12
         (e)      Lenders' Responsibilities ................................ 13
Section           2.2      Term Notes and Amortization ..................... 13
Section           2.3      Interest ........................................ 13
         (a)      Term Loans ............................................... 13
         (b)      Default Interest ......................................... 13
Section           2.4      Accounts and Register ........................... 13
         (a)      Lender Accounts .......................................... 13
         (b)      Register ................................................. 14
Section           2.5      Prepayments ..................................... 14
         (a)      Mandatory Prepayments .................................... 14
         (b)      Voluntary Prepayments .................................... 14
         (c)      Prepayment Penalty ....................................... 14
Section           2.6      Fees ............................................ 15
Section           2.7      Payments, etc. .................................. 15
         (a)      Without Setoff, etc. ..................................... 15
         (b)      Non-Business Days ........................................ 15
         (c)      Computations ............................................. 15
Section           2.8      Capital Adequacy ................................ 15
Section           2.9      Sharing of Payments, etc. ....................... 16
Section           2.10     Taxes ........................................... 16
         (a)      Payments Free and Clear .................................. 16
         (b)      Other Taxes .............................................. 16
         (c)      Indemnification .......................................... 16
         (d)      Receipts ................................................. 16
         (e)      Survival ................................................. 17
         (f)      Lender Representations and Agreements .................... 17
Section           2.11     Pro Rata Treatment .............................. 17
Section           2.12     Replacement of Lenders .......................... 17

                                   ARTICLE 3
                                    CLOSING
         (a)      Term Notes ............................................... 17
         (b)      Resolutions and Incumbency Certificates .................. 17
         (c)      Opinions of Counsel ...................................... 18
         (d)      The Security Instruments ................................. 18
         (e)      Intercreditor Agreement .................................. 18
         (f)      Closing Transactions ..................................... 19
         (g)      Insurance ................................................ 19
         (h)      Financial Statements and Projections ..................... 19
         (i)      Collateral Value Certificate ............................. 19
         (j)      Form U-1 Purpose Statement ............................... 20
         (k)      Certificate of Chief Financial Officer. .................. 20
         (l)      Structure ................................................ 20
         (m)      Lien Searches ............................................ 20
         (n)      Fees and Expenses ........................................ 20
         (o)      Documentation ............................................ 20

                                   ARTICLE 4
                                    SECURITY

Section           4.1      Security Granted ................................ 20
Section           4.2      Collateral Value ................................ 21
Section           4.3      Benchmark Collateral Deficiency ................. 21
Section           4.4      Benchmark Marketable Collateral Deficiency ...... 21
Section           4.5      Substitution of Collateral ...................... 21

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

Section           5.1      Existence ....................................... 22
Section           5.2      Power and Authorization ......................... 22
Section           5.3      Binding Obligations ............................. 22
Section           5.4      No Legal Bar or Resultant Lien .................. 22
Section           5.5      No Consent ...................................... 22
Section           5.6      Financial Information ........................... 22
         (a)      Pro-Forma Financial Statements and Projections ........... 22
         (b)      Financial Statements ..................................... 23
         (c)      Audited Annual Financial Statements ...................... 23
         (d)      Unaudited Quarterly Financial Statements ................. 23
         (e)      No Material Adverse Effect ............................... 23
Section           5.7      Investments and Guaranties ...................... 23
Section           5.8      Litigation ...................................... 23
Section           5.9      Use of Proceeds ................................. 24
Section           5.10     Employee Benefits ............................... 24
Section           5.11     Taxes; Governmental Charges ..................... 25
Section           5.12     Titles, etc. .................................... 25
Section           5.13     Defaults ........................................ 25
Section           5.14     Casualties; Taking of Properties ................ 25
Section           5.15     Compliance with the Law ......................... 25

Section           5.16     No Material Misstatements ....................... 25
Section           5.17     Investment Company Act .......................... 26
Section           5.18     Public Utility Holding Company Act .............. 26
Section           5.19     Subsidiaries .................................... 26
Section           5.20     Insurance ....................................... 26
Section           5.21     Environmental Matters ........................... 26
         (a)      Environmental Laws, etc. ................................. 26
         (b)      No Litigation ............................................ 26
         (c)      Notices, Permits, etc. ................................... 27
         (d)      Hazardous Substances Carriers ............................ 27
         (e)      Hazardous Substances Disposal ............................ 27
         (f)      No Contingent Liability .................................. 27
Section           5.22     Solvency ........................................ 28
Section           5.23     Employee Matters ................................ 28
Section           5.24     Subordinated Debenture Documents, etc. .......... 28
Section           5.25     Ownership ....................................... 28
Section           5.26     Senior Indebtedness ............................. 28
Section           5.27     Year 2000 Matters ............................... 28

                                    ARTICLE 6
                              AFFIRMATIVE COVENANTS

Section           6.1      Maintenance and Compliance, etc. ................ 29
Section           6.2      Payment of Taxes and Claims, etc. ............... 29
Section           6.3      Further Assurances .............................. 29
Section           6.4      Performance of Obligations ...................... 29
Section           6.5      Insurance ....................................... 29
Section           6.6      Accounts and Records ............................ 29
Section           6.7      Right of Inspection ............................. 30
Section           6.8      Operation and Maintenance of Property ........... 30
Section           6.9      [Intentionally Deleted] ......................... 30
Section           6.10     Reporting Covenants ............................. 30
         (a)      Annual Financial Statements .............................. 30
         (b)      Quarterly Financial Statements ........................... 30
         (c)      No Default; Compliance Certificate ....................... 31
         (d)      Management Letters ....................................... 31
         (e)      [Intentionally Deleted] .................................. 31
         (f)      Events or Circumstances with respect to Collateral ....... 31
         (g)      Notice of Certain Events ................................. 31
         (h)      Shareholder Communications, Filings ...................... 31
         (i)      Litigation ............................................... 32
         (j)      ERISA .................................................... 32
         (k)      Insurance Coverage ....................................... 32
         (l)      Annual Budget ............................................ 32
         (m)      Collateral Value Certificate ............................. 32
         (n)      Notices to Holders of Subordinated Debentures ............ 32
         (o)      Other Information ........................................ 32
Section           6.11     Year 2000 Compatibility ......................... 32

                                    ARTICLE 7
                               NEGATIVE COVENANTS
Section           7.1      Financial Covenants ............................. 33
Section           7.2      Indebtedness .................................... 33
Section           7.3      Liens ........................................... 33
Section           7.4      Mergers, Sales, etc. ............................ 34
Section           7.5      Restricted Payments ............................. 35
Section           7.6      Investments, Loans, etc. ........................ 35
Section           7.7      Sales and Leasebacks ............................ 36
Section           7.8      Nature of Business .............................. 36
Section           7.9      ERISA Compliance ................................ 36
Section           7.10     Sale or Discount of Receivables ................. 37
Section           7.11     Negative Pledge Agreements ...................... 37
Section           7.12     Transactions with Affiliates .................... 37
Section           7.13     Unconditional Purchase Obligations .............. 37
Section           7.14     [Intentionally Deleted .......................... 37
Section           7.15     [Intentionally Deleted .......................... 37
Section           7.16     Intercompany Transactions ....................... 38
Section           7.17     [Intentionally Deleted .......................... 38
Section           7.18     Modifications to Organizational Documents ....... 38
Section           7.19     Modifications to Subordinated Debentures; Payment
                             Restrictions .................................. 38

                                    ARTICLE 8
                                EVENTS OF DEFAULT

Section           8.1      Payments ........................................ 38
Section           8.2      Covenants Without Notice ........................ 38
Section           8.3      Other Covenants ................................. 38
Section           8.4      Other Financing Document Obligations ............ 38
Section           8.5      Representations ................................. 39
Section           8.6      Non-Payments of Other Indebtedness .............. 39
Section           8.7      Defaults Under Other Agreements ................. 39
Section           8.8      Bankruptcy ...................................... 39
Section           8.9      Money Judgment .................................. 39
Section           8.10     Discontinuance of Business ...................... 40
Section           8.11     Financing Documents ............................. 40
Section           8.12     Change of Control ............................... 40
Section           8.13     Subordination of Lender Indebtedness ............ 40
Section           8.14     Default Under Subordinated Indebtedness ......... 40

                                    ARTICLE 9
                            THE ADMINISTRATIVE AGENT

Section           9.1      Appointment of Administrative Agent ............. 40
Section           9.2      Limitation of Duties of Administrative Agent .... 41
Section           9.3      Lack of Reliance on the Administrative Agent .... 41
         (a)      Independent Investigation ................................ 41
         (b)      Administrative Agent Not Responsible ..................... 41
Section           9.4      Certain Rights of the Administrative Agent ...... 41
Section           9.5      Reliance by Administrative Agent ................ 41

Section           9.6      INDEMNIFICATION OF ADMINISTRATIVE AGENT ......... 42
Section           9.7      The Administrative Agent in its Individual
                             Capacity ...................................... 42
Section           9.8      May Treat Lender as Owner ....................... 42
Section           9.9      Successor Administrative Agent .................. 42
         (a)      Administrative Agent Resignation ......................... 42
         (b)      Rights, Powers, etc. ..................................... 43

                                   ARTICLE 10
                                 MISCELLANEOUS

Section           10.1     Notices ......................................... 43
Section           10.2     Amendments and Waivers .......................... 43
Section           10.3     No Waiver; Remedies Cumulative .................. 44
Section           10.4     Payment of Expenses, Indemnities, etc. .......... 44
         (a)      Expenses ................................................. 44
         (b)      Indemnification .......................................... 44
         (c)      Environmental Indemnification ............................ 45
         (d)      ENVIRONMENTAL WAIVER ..................................... 45
Section           10.5     Right of Setoff ................................. 46
Section           10.6     Benefit of Agreement ............................ 46
Section           10.7     Successors and Assigns; Participations and
                             Assignments ................................... 46
Section           10.8     Governing Law; Submission to Jurisdiction; etc... 48
         (a)      Governing Law ............................................ 48
         (b)      Submission to Jurisdiction ............................... 48
         (c)      Waiver of Consequential Damages .......................... 48
         (d)      Process Agent ............................................ 49
         (e)      Service of Process ....................................... 49
Section           10.9     Independent Nature of Lenders' Rights ........... 49
Section           10.10    Invalidity ...................................... 49
Section           10.11    Renewal, Extension or Rearrangement ............. 49
Section           10.12    Confidentiality ................................. 49
Section           10.13    Interest ........................................ 50
Section           10.14    Entire Agreement ................................ 51
Section           10.15    Attachments ..................................... 51
Section           10.16    Counterparts .................................... 51
Section           10.17    Survival of Indemnities ......................... 51
Section           10.18    Headings Descriptive ............................ 51
Section           10.19    Satisfaction Requirement ........................ 51
Section           10.20    Exculpation Provisions .......................... 51

ANNEXES

         Annex I - Term Loan and Commitments

SCHEDULES

         Schedule 1.1  - Hotel Mortgages
         Schedule 5.7  - Investments
         Schedule 5.8  - Litigation
         Schedule 5.13 - Existing Defaults
         Schedule 5.19 - Subsidiaries
         Schedule 5.20 - Insurance
         Schedule 5.21 - Environmental Matters
         Schedule 5.23 - Employment Contracts
         Schedule 5.25 - Ownership
         Schedule 7.2  - Existing Indebtedness
         Schedule 7.3  - Liens
         Schedule 7.9  - ERISA Compliance
         Schedule 7.16 - Intercompany Transactions

EXHIBITS

         Exhibit A     - Form of Term Note
         Exhibit B     - Form of Opinion of Jenkens & Gilchrist
         Exhibit C-1   - Form of Facility Guaranty
         Exhibit C-2   - Forms of Pledge Agreements
         Exhibit C-3   - Form of Collateral Assignment of Intercompany Note
         Exhibit D     - Form of Assignment and Acceptance
         Exhibit E     - Form of Compliance Certificate
         Exhibit F     - Form of Collateral Value Certificate

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 21st day of December, 1999, among HWG LLC, a Delaware limited liability company (the "Borrower"), THE HALLWOOD GROUP INCORPORATED, a Delaware corporation ("Parent"), FIRST BANK TEXAS, N.A., individually as a Lender, and as Administrative Agent, and each of the lenders that is a signatory hereto or which becomes a party hereto as provided in Section (individually, a "Lender" and, collectively, the "Lenders").

                                    RECITALS:

         The Borrower and Parent have requested that the Lenders provide the Borrower with a term credit facility, and the Lenders are willing to provide such a credit facility upon the terms and subject to the conditions set forth herein.

         (c) Proceeds of the Term Loan (as herein defined) will be used solely to retire in full the Original Series Debentures (as herein defined), to refinance certain existing indebtedness of the Borrower and Parent, to finance certain fees and expenses actually incurred relating to the Term Loan, (d) to provide for the release of certain HRY (as herein defined) limited partnership units held in escrow, (e) to make the loan from the Borrower to Parent evidenced by the Parent Intercompany Note (as herein defined), and (f) for working capital.

                                   AGREEMENT:

         In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, Parent, the Administrative Agent and the Lenders agree as follows:

                                    ARTICLE 1
                           DEFINITIONS; CONSTRUCTION

         Section 1.1 Definitions. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined). Reference to any party to a Financing Document means that party and its successors and assigns.

                  "Administrative Agent" shall mean First Bank Texas, N.A., acting in the manner and to the extent described in Article .

                  "Affiliate" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

                  "Alpha Trust" shall mean Alpha Trust, a trust formed under the laws of the Island of Jersey, Channel Islands.

                  "Assignment and Acceptance" shall have the meaning provided in Section.

                  "Bankruptcy Code" shall have the meaning provided in Section 8.8.

                  "Benchmark Collateral Value" shall mean, as of any date of determination, an amount equal to 166.67% of the then outstanding principal balance of the Term Loan.

                  "Benchmark Collateral Value Deficiency" shall mean, as of any date, the amount by which (a) the aggregate value of all Marketable Equity and Non-Marketable Equity (as reflected in the most recent Collateral Value Certificate delivered by Parent to the Administrative Agent in accordance with Section hereof) pledged to the Administrative Agent as security for the Lender Indebtedness is less than (b) the Benchmark Collateral Value.

                  "Benchmark Marketable Collateral Value" shall mean, as of any date of determination, an amount equal to 105% of the then outstanding principal balance of the Term Loan.

                  "Benchmark Marketable Collateral Value Deficiency" shall mean, as of any date, the amount by which (a) the aggregate value of all Marketable Equity (as reflected in the most recent Collateral Value Certificate delivered by Parent to the Administrative Agent in accordance with Section hereof) pledged to the Administrative Agent as security for the Lender Indebtedness is less than
(b) the Benchmark Marketable Collateral Value.

                  "Borrower" shall have the meaning set forth in the initial paragraph hereof.

                  "Borrower Pledge Agreement" shall mean the Pledge Agreement executed by the Borrower, substantially in the applicable form attached as Exhibit C-2, as amended, modified, renewed, supplemented or amended from time to time, pursuant to which the Borrower shall pledge to the Administrative Agent, for the ratable benefit of the Lenders, the issued and outstanding Equity owned by the Borrower of HRY, Hallwood Realty and HCRE described therein to secure the Lender Indebtedness.

                  "Brock" shall mean Brock Suite Hotels, Inc., a Kansas corporation.

                  "Brookwood" shall mean Brookwood Companies Incorporated, a Delaware corporation.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Houston, Texas.

                  "Capital Expenditures" shall mean, for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized on the consolidated balance sheet of Parent) by Parent and its Subsidiaries during such period, that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of Parent, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage.

                  "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

                  "Change of Control" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were neither (i) nominated by the board of directors of Parent nor (ii) appointed by directors so nominated;
(c) the acquisition of direct or indirect Control of Parent by any Person or group other than Anthony J. Gumbiner, the Alpha Trust and their Affiliates, or
(d) the Borrower shall cease to be a wholly owned Subsidiary of Parent.

                  "Closing Date" shall mean the "as of" date of this Agreement set forth in the first paragraph hereof.

                  "Closing Transactions" shall mean the transactions to occur on the Closing Date including, without limitation, (a) the termination of the Original Series Indenture and the retirement in full of the Original Series Debentures and release of the Liens securing same, (b) the repayment in full of existing Indebtedness of Parent owing to First Union National Bank in the current principal outstanding amount approximately equal to $667,000, and the release of the Liens securing same, (c) the release of 89,269 HRY limited partnership units securing that certain promissory note dated March 8, 1994, executed by Parent and payable to Corporate Property Associates 6 and Corporate Property Associates 7, in the original principal amount of $500,000, (d) the disbursement by the Borrower to Parent of the proceeds of the Parent Intercompany Note, and (e) consummation of the transactions contemplated by Sections 2 and 4 of the Shareholder Agreement. Closing Transactions expressly includes the Transactions.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "Collateral" shall mean each Credit Party's Properties described in and subject to the Liens, privileges, priorities and security interests purported to be created by any Security Instrument.

                  "Collateral Assignment of Intercompany Note" shall mean the Collateral Assignment of Intercompany Note executed by the Borrower, substantially in the form attached as Exhibit C-3, as amended, modified, renewed, supplemented or amended from time to time, pursuant to which the Borrower shall assign to the Administrative Agent and grant to the Administrative Agent for the ratable benefit of the Lenders a first and prior Lien in and to all rights, title and interest in and to the Parent Intercompany Note to secure the Lender Indebtedness.

                  "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have the meanings correlative thereto.

                  "Credit Parties" shall mean, collectively, Parent, the Borrower, Integra and HEPGP.

                  "Current Information" shall mean, as of any day, the financial statements and other related information for any applicable period most recently required to be delivered to the Lenders pursuant to Sections 6.10(a), 6.10(b) and 6.10(c).

                  "Debt Offering" shall mean the incurrence by any Person of Indebtedness whether or not occurring in connection with the issuance or sale of notes, bonds, debentures or other debt securities; provided, that the incurrence of any Indebtedness by any Person expressly permitted by Section hereof will not constitute a Debt Offering for purposes of this Agreement.

                  "Debt Service Coverage Ratio" shall mean, as to Parent and its Subsidiaries on a consolidated basis, determined for the Rolling Period ending on the most recent Quarterly Date as of the date of determination, the ratio of
(a) Net Cash Flow to (b) the sum of (1) scheduled principal payments on Funded Indebtedness plus (2) Interest Expense minus (3) scheduled principal and interest payments with respect to Hotel Mortgage Indebtedness; provided, however, Debt Service Coverage Ratio shall be computed to give pro forma effect to the principal and interest payments required by Section 2.2 as if such payments were required on each Monthly Date commencing April 30, 1999.

                  "Default" shall mean an Event of Default or any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "Dollar" and the sign "$" shall mean lawful money of the United States of America.

                  "EBITDA" shall mean, as to any Person, for any period, without duplication, an amount equal to net income determined in accordance with GAAP, plus to the extent deducted from net income, Interest Expense, depreciation, other non-cash expenses, and income tax expenses; provided, that, extraordinary gains or losses for any such period, including, but not limited to, gains or losses on the disposition of assets, shall not be included in EBITDA.

                  "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations, or orders of any Governmental Authority pertaining to health or the environment in effect in any and all jurisdictions in which Parent or its Subsidiaries are conducting or at any time have conducted business, or where any Property of Parent or its Subsidiaries is located, or where any hazardous substances generated by or disposed of by Parent or its Subsidiaries or are located, including, but not limited to, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA; the terms "hazardous substance," "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to change the meaning of any term defined thereby, such changed meaning shall apply subsequent to the effective date of such amendment; and provided, further, that, to the extent the laws of the state in which any Property of Parent or its Subsidiaries or is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

                  "Epsilon Trust" shall mean Epsilon Trust, a trust formed under the laws of the Island of Jersey, Channel Islands.

                  "Equity" shall mean shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to subscribe for or otherwise acquire the capital stock or a partnership, profits, capital or member interest, of Parent, the Borrower, or their Subsidiaries.

                  "Equity Contribution" shall mean any contribution to the equity capital of any Credit Party by any Person other than Parent or its Subsidiaries, whether or not occurring in connection with the issuance or sale of Equity securities by any such Credit Party.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

                  "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with Parent or a Subsidiary of Parent would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA or Subsections 414(b), (c), (m) or (o) of the Code.

                  "ERISA Termination Event" shall mean (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under Subsections .14, .18, .19 or .20 of Part 2615 of the PBGC regulations), (b) the withdrawal of Parent, a Subsidiary of Parent or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "Event of Default" shall have the meaning provided in
Article 8.
                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, and (c) in the case of a Foreign Lender any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.10(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.10(a).

                  "Facility Guaranty" shall mean a Guaranty executed by Parent, substantially in the form of Exhibit C-1, as amended, modified, renewed, supplemented or restated from time to time, pursuant to which Parent guarantees payment and performance in full of the Lender Indebtedness.

                  "Federal Funds Effective Rate" shall mean, for any day, the per annum rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Statements" shall mean, collectively, (i) the audited consolidated financial statements of Parent for the twelve month period ended December 31, 1998, and (ii) the unaudited consolidated financial statements of Parent for the Fiscal Quarter ended September 30, 1999.

                  "Financing Documents" shall mean this Agreement, the Term Notes, the Security Instruments, and the other documents, instruments or agreements described in Article 3, together with any other document, instrument or agreement now or hereafter entered into in connection with the Term Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "First Bank" shall mean First Bank Texas, N.A., in its individual capacity and not as Administrative Agent.

                  "Fiscal Quarter" shall mean the three (3) month periods ending on the last day of each March, June, September and December of each Fiscal Year.

                  "Fiscal Year" shall mean a twelve (12) month period ending on December 31st of each year.

                  "Fixed Rate" shall mean 10.25% per annum.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Funded Indebtedness" shall mean, as to any Person, without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all Capital Lease Obligations, and all guaranties of Funded Indebtedness of other Persons.

                  "GAAP" shall mean generally accepted accounting principles as applied in accordance with Section 1.2.

                  "Governmental Authority" shall mean any (domestic or foreign) federal, state, province, county, city, municipal or other political subdivision or government, department, commission, board, bureau, court, agency or any other instrumentality of any of them, which exercises jurisdiction over Parent or its Subsidiaries, or any Property (including, but not limited to, the use and/or sale thereof) of Parent or its Subsidiaries, or any Plan.

                  "Governmental Requirement" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including but not limited to any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

                  "Hallwood Hotels" shall mean Hallwood Hotels, Inc., a Delaware corporation.

                  "Hallwood Realty" shall mean Hallwood Realty, LLC, a Delaware limited liability company.

                  "HCRE" shall mean Hallwood Commercial Real Estate, LLC, a Delaware limited liability company.

                  "HECO" shall mean Hallwood Energy Corporation, a Delaware corporation.

                  "HEPGP" shall mean HEPGP, Ltd., a Delaware limited partnership.

                  "HEPGP Pledge Agreement" shall mean the Pledge Agreement executed by HEPGP, substantially in the applicable form attached as Exhibit C-2, as amended, modified, renewed, supplemented or amended from time to time, pursuant to which HEPGP shall pledge to the Administrative Agent, for the ratable benefit of the Lenders, the issued and outstanding Equity owned by HEPGP of HECO described therein to secure the Lender Indebtedness.

                  "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Term Notes or on other Lender Indebtedness, as the case may be, owed to it under the law of any jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding other provisions of this Agreement, or law of the United States of America applicable to such Lender and the Transactions, which would permit such Lender to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

                  "Hotel Mortgage Indebtedness" shall mean Nonrecourse Indebtedness of Brock and Hallwood Hotels which is secured by the mortgages described on Schedule 1.1.

                  "HRY" shall mean Hallwood Realty Partners, L.P., a Delaware limited partnership.

                  "Indebtedness" of any Person shall mean:

                  (a) all obligations of such Person for borrowed money and obligations evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments;

                  (c) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);

                  (d) all Capital Lease Obligations in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

                  (e) all guaranties (direct or indirect), and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of other Persons;

                  (f) Indebtedness of others secured by any Lien upon Property owned by such Person, whether or not assumed;

                  (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of other Persons; and

                  (h) all obligations to deliver goods or services in consideration of advance payments, excluding such obligations incurred in the ordinary course of business as conducted by any Credit Party as of the Closing Date.

                  "Indemnified Taxes" shall mean Taxes other than Excluded
Taxes.

                  "Integra" shall mean Integra Hotels, Inc., a Delaware corporation.

                  "Integra Pledge Agreement" shall mean the Pledge Agreement executed by Integra, substantially in the applicable form attached as Exhibit C-2, as amended, modified, renewed, supplemented or amended from time to time, pursuant to which Integra shall pledge to the Administrative Agent, for the ratable benefit of the Lenders, the issued and outstanding Equity owned by Integra of Brock described therein to secure the Lender Indebtedness.

                  "Intercreditor Agreement" shall mean an Intercreditor Agreement in form and substance acceptable to the Administrative Agent to be entered into by and among The Bank of New York, Bank One, N.A. and the Administrative Agent with respect to the Subordinated Debentures.

                  "Interest Expense" shall mean, as to Parent and its Subsidiaries on a consolidated basis and for any period, without duplication, total interest expenses, whether paid or accrued as liabilities (including the interest component of Capital Lease Obligations), with respect to all outstanding Indebtedness, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any financing.

                  "Lender" shall have the meaning set forth in the opening paragraph hereof.

                  "Lender Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower to the Administrative Agent or the Lenders with respect to or in connection with the Term Loans, the Term Notes, this Agreement, or any other Financing Document.

                  "Lending Office" shall mean for each Lender the office specified beneath such Lender's name on the signature pages hereof, or in the Assignment and Acceptance pursuant to which it became a Lender or such other office as such Lender may designate in writing from time to time to Parent, the Borrower and the Administrative Agent.

                  "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on contract, constitutional, common, or statutory law, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, any Credit Party shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "Margin Stock" shall have the meaning provided in Regulations U and X.

                  "Marketable Equity" shall mean the Equity of HECO and HRY owned by HEPGP and the Borrower, respectively, and pledged to the Administrative Agent to secure the Lender Indebtedness pursuant to the terms of the HEPGP Pledge Agreement and the Borrower Pledge Agreement, respectively.

                  "Material Adverse Effect" shall mean any material and adverse effect on (a) the business, operations, assets, liabilities, condition (financial or otherwise), prospects, or results of operations of Parent or any other Credit Party, individually, or Parent and any Subsidiary of Parent, taken as a whole, (b) the ability of the Credit Parties to perform any of their respective obligations under the Term Notes, this Agreement or the other Financing Documents in accordance with their respective terms, or (c) the rights of, or benefits available to, Lenders under the Term Notes, this Agreement or the other Financing Documents.

                  "Monthly Date" shall mean the last Business Day of each calendar month.

                  "Net Cash Flow" shall mean, as to any Person for any period, without duplication, an amount equal to (a) EBITDA for such period, minus (b) for each such period, the sum of (1) scheduled principal and interest payments with respect to all Hotel Mortgage Indebtedness, (2) dividends actually made by Parent during such period with respect to its Series B Preferred Stock, (3) required or scheduled deferred purchase payments actually made by Parent during such period pursuant to the terms of the Shareholder Agreement, and (4) actual Capital Expenditures for such period for the maintenance of any fixed or capital asset, plus (c) dividends actually received by Parent and/or HEPGP from HECO during such period with respect to HECO's preferred and common stock, plus (d) distributions actually received by the Borrower from HRY during such period with respect to HRY's limited partnership units and general partnership interests.

                  "Net Cash Proceeds" shall mean the remainder of (a) the gross proceeds received by any Person from any Equity Contribution or Debt Offering, less (b) underwriter discounts and commissions, investment banking fees, legal, accounting and other professional fees and expenses, and other usual and customary transaction costs, in each case only to the extent paid or payable by such Person in cash and related to such Equity Contribution or Debt Offering.

                  "Non-Marketable Equity" shall mean all Equity, other than the Marketable Equity, pledged to the Administrative Agent to secure the Lender Indebtedness pursuant to the terms of the Pledge Agreements.

                  "Nonrecourse Indebtedness" shall mean Indebtedness with respect to which neither Parent nor its Subsidiaries has any liability for repayment beyond the assets pledged.

                  "Original Series Debentures" shall mean Parent's 7% Collateralized Senior Subordinated Debentures due July 31, 2000. The Original Series Debentures shall be retired in full on the Closing Date with a portion of the proceeds of the Term Loans.

                  "Original Series Debentures Indenture" shall mean that certain Indenture dated as of March 2, 1993 by and between the Original Series Debenture Trustee and Parent with respect to the Original Series Debentures, as such agreement may have heretofore been amended or modified. The Original Series Debenture Indenture shall be terminated as of the Closing Date.

                  "Original Series Debentures Trustee" shall mean Norwest Bank Minnesota, National Association, as trustee under the Original Series Debentures Indenture, or any duly appointed and acting successor thereof.

                  "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "Parent" shall have the meaning set forth in the initial paragraph hereof.

                  "Parent Intercompany Note" shall mean a demand promissory note in form and substance acceptable to the Administrative Agent executed by Parent as maker and payable to the order of the Borrower as payee in the original principal amount of $18,000,000.

                  "Parent Pledge Agreement" shall mean the Pledge Agreement executed by Parent, substantially in the applicable form attached as Exhibit C-2, as amended, modified, renewed, supplemented or amended from time to time, pursuant to which Parent shall pledge to the Administrative Agent, for the ratable benefit of the Lenders, the issued and outstanding Equity owned by Parent in HECO and Hallwood Hotels described therein to secure the Lender Indebtedness.

                  "Payment Office" shall mean the Administrative Agent's office located at 8820 Westheimer, Houston, Texas 77063, Attention: Alan Cott (or such other office or individual as the Administrative Agent may hereafter designate in writing to the other parties hereto).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "Person" shall mean any individual, partnership, firm, corporation, limited liability company (including, but not limited to Parent and the Borrower), association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof; provided, however, for the purpose of the definition of "Change of Control," "Person" shall mean a "person" or group of persons within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                  "Plan" shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA (including, but not limited to, an employee pension benefit plan, such as a foreign plan, which is not subject to the provisions of ERISA), which (a) is currently or hereafter sponsored, maintained or contributed to by Parent, a Subsidiary of Parent or an ERISA Affiliate, or
(b) was at any time during the six (6) preceding Fiscal Years sponsored, maintained or contributed to by Parent, a Subsidiary of Parent or an ERISA Affiliate.

                  "Pledge Agreements" shall mean, collectively, the Borrower Pledge Agreement, the Integra Pledge Agreement, the Parent Pledge Agreement and the HEPGP Pledge Agreement.

                  "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Quarterly Dates" shall mean the last day of each March, June, September and December in each year.

                  "Register" shall have the meaning assigned in Section 10.7(c).

                  "Regulation D", "Regulations U and X" shall mean, respectively, Regulation D under the Securities Act of 1933, as amended or modified from time to time, and Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as such regulations are from time to time in effect and any successor regulations thereto.

                  "Required Lenders" shall mean, at any time, the Lenders having 66 2/3% or more of the combined aggregate amount at such time of Term Loans then outstanding.

                  "Responsible Officer" shall mean, with respect to any corporation or limited liability company, the chairman of the board, the president, any vice president, the chief executive officer, or the chief operating officer, any authorized member, any authorized manager, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title). Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of Parent and the Borrower.

                  "Restricted Payment" shall mean, with respect to any Person, including Parent and the Borrower, (a) the declaration or payment of dividends on any class of Equity of such Person, (b) any other distribution of assets or property on shares of any class of Equity of such Person, or (c) the redemption, retirement or purchase of any shares of Equity of such Person.

                  "Restricted Payment Limit" shall mean, as of any date (the "measurement date") on and after the Closing Date, the sum of (a) $1,000,000, plus (b) an amount equal to fifty percent (50%) of Parent's consolidated net income determined in accordance with GAAP for the period commencing on the Closing Date and ending on the last day of the Fiscal Quarter most recently ended as of the measurement date for which Parent's Current Information has been delivered to the Lenders, plus (c) an amount equal to the aggregate Net Cash Proceeds actually received by Parent from any Equity Contribution consummated from and after the Closing Date until the measurement date.

                  "Rolling Period" shall mean any period of four consecutive Fiscal Quarters.

                  "Security Instruments" shall mean the Pledge Agreements, the Facility Guaranty, the Collateral Assignment of Intercompany Note and any and all other agreements or instruments now or hereafter executed and delivered by any Credit Party or any other Person as security for the payment or performance of the Lender Indebtedness, as any of the foregoing may be amended, modified or supplemented.

                  "Series B Preferred Stock" shall mean Parent's Series B Preferred Stock.

                  "Shareholder Agreement" shall mean that certain Agreement dated as of May 5, 1999 by and among Parent, Epsilon Trust and Troup.

                  "Solvent" shall mean with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                  "Subordinated Debentures" shall mean Parent's 10% Collateralized Subordinated Debentures due July 31, 2005.

                  "Subordinated Debentures Indenture" shall mean that certain Indenture dated as of August 31, 1998 by and between the Subordinated Debentures Trustee and Parent with respect to the Subordinated Debentures, as such agreement may be amended or modified and in effect from time to time.

                  "Subordinated Debentures Trustee" shall mean Bank One, N.A., as trustee under the Subordinated Debentures Indenture, or any duly appointed and acting successor thereof.

                  "Subsidiary" of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock or other equity or ownership interests of each class having ordinary voting power is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loan" shall have the meaning set forth in Section
2.1(a).

                  "Term Loan Commitment" shall have the meaning set forth in
Section 2.1(b).

                  "Term Loan Maturity Date" shall mean December 21, 2004.

                  "Term Loan Percentage" shall mean as to any Lender, at any time after the Closing Date, the percentage which such Lender's Term Loans then outstanding constitutes of all Term Loans then outstanding.

                  "Term Note" shall mean a promissory note of the Borrower described in Section 2.2 payable to any Lender and being substantially in the form of Exhibit B, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Term Loans made by such Lender.

                  "Transactions" shall mean the transactions provided for in and contemplated by this Agreement and the other Financing Documents.

                  "Troup" shall mean Brian M. Troup.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of Texas or, where applicable as to specific Collateral, any other relevant state.

         Section 1.2 Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the Financial Statements.

         Section 1.3 Other Definitional Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                                    ARTICLE 2
                         AMOUNT AND TERMS OF TERM LOANS

         Section 2.1 Term Loans and Commitments.

                  (a) Term Loans. Subject to the terms and conditions and relying on the representations and warranties contained herein, each Lender severally agrees to make, on the Closing Date, a term loan pursuant to its Term Loan Commitment (each a "Term Loan") to the Borrower.

                  (b) Term Loan Commitments. The Term Loans made pursuant hereto by each Lender shall not exceed in aggregate principal amount outstanding the amount set forth opposite such Lender's name on Annex I under the caption "Term Loan Commitment" (its "Term Loan Commitment," and collectively for all Lenders, the "Term Loan Commitments"). Any portion of each such Lender's Term Loan Commitment not utilized on the Closing Date shall be permanently canceled. Any Term Loans that are repaid or prepaid may not be reborrowed.

                  (c) Availability. No later than 11:00 a.m. (Houston, Texas time) on the Closing Date, each Lender will make available to the Administrative Agent such Lender's Term Loan Percentage of the aggregate amount of Term Loans to be made on the Closing Date by such Lender, in Dollars and in immediately available funds at the Payment Office. The Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders by either (i) depositing such amounts, in immediately available funds, to an account of the Borrower at the Administrative Agent designated by the Borrower for such purpose, or (ii) disbursing such amounts in accordance with such other lawful instructions of the Borrower as the Borrower shall specify in writing to the Administrative Agent.

                  (d) Funds to the Administrative Agent. Unless the Administrative Agent shall have been notified by any Lender not less than three
(3) Business Days prior to the Closing Date that such Lender does not intend to make available to the Administrative Agent such Lender's Term Loan Percentage of the aggregate amount of Term Loans to be made on the Closing Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the Closing Date, and the Administrative Agent may make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the Closing Date, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Effective Rate. Nothing in this
Section 2.1(d) shall be deemed to relieve any Lender from its obligation to fulfill its Term Loan Commitment hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (e) Lenders' Responsibilities. No Lender shall be responsible for any default by any other Lender in its obligation to make Term Loans hereunder, and each Lender shall be obligated to make only such Term Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Term Loan Commitment hereunder.

         Section 2.2 Term Notes and Amortization. The Borrower's obligation to pay the principal of, and interest on, the Term Loans maintained outstanding by each Lender shall be further evidenced by the Borrower's issuance, execution and delivery of a Term Note payable to the order of each such Lender in the amount of such Lender's Term Loan Commitment (if issued prior to the Closing Date) or in the principal amount of such Lender's Term Loans (if issued after the Closing
Date), and dated as of the date of issuance of such Term Note. The aggregate amount of the Term Notes applicable to the aggregate Term Loans of all Lenders shall be payable in monthly installments of principal and interest in the amount of $384,665 each. Each such installment shall be applied first to accrued but unpaid interest and then to principal. The first such monthly installment shall be payable on January 31, 2000, and the remaining monthly installments shall be payable on each Monthly Date thereafter, with the final installment in the amount of the aggregate unpaid principal balance then owing, together with all accrued and unpaid interest, being payable on or before the Term Loan Maturity Date. Notwithstanding anything to the contrary contained herein, the Borrower shall make a payment of all accrued and unpaid interest on the outstanding principal balance of the Term Loans on December 31, 1999.

         Section 2.3 Interest. In all cases subject to Section 10.13:

                  (a) Term Loans. Subject to Section 2.3(b), the Borrower agrees to pay interest in respect of the unpaid principal amount of each Term Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the Fixed Rate, but in no event to exceed the Highest Lawful Rate.

                  (b) Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Term Loan or any other amount becoming due hereunder or under any Financing Document, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) at a rate per annum equal to fifteen percent (15%) per annum, but in no event to exceed the Highest Lawful Rate.

         Section 2.4 Accounts and Register.

                  (a) Lender Accounts. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Term Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (b) Register. The Administrative Agent shall maintain the Register pursuant to Section 10.7(c), and a subaccount therein for each Lender, in which shall be recorded (1) the amount of each Term Loan made hereunder, (2) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (3) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's Term Loan Percentage thereof. The entries made in the Register and the accounts of each Lender maintained pursuant to this Section 2.4(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Term Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

         Section 2.5 Prepayments.

                  (a)     Mandatory Prepayments.

                          (1) At any time Parent becomes obligated to prepay all or part of the Subordinated Debentures, the Borrower shall pay prior to any prepayment of the Subordinated Debentures, all Lender Indebtedness owed by the Borrower in full.

                          (2) At any time any Credit Party shall receive Net Cash Proceeds from any Debt Offering, a mandatory prepayment of the Term Loans shall be due on such date in an amount equal to the amount of such Net Cash Proceeds, to the extent necessary to pay such Term Loans in full.

                          (3) At any time a Benchmark Collateral Value
         Deficiency or Benchmark Marketable Collateral Deficiency shall occur or be in existence, a mandatory prepayment of the Term Loans shall be due in accordance with the terms of Sections 4.3 and 4.4.

                  (b) Voluntary Prepayments. The Borrower may, at its option, at any time and from time to time, prepay the Term Loans, in whole or in part, upon giving, five Business Days' prior written notice to the Administrative Agent of the date and amount of prepayment; provided, that, any partial prepayment of the Term Loans shall be in an amount not less than $500,000, and shall be in an amount which is an integral multiple of $100,000. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's Term Loan Percentage of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Prepayments of the Term Loans pursuant to this Section 2.5(b) shall be applied in the inverse order of maturity of the remaining scheduled installment payments of the Term Loans required pursuant to
Section 2.2.

                  (c) Prepayment Penalty. In the event that the Term Loans are prepaid in whole or in part on or prior to December 21, 2002, including, without limitation, pursuant to a mandatory prepayment required by Article 8 hereof, but excluding, however, pursuant to a mandatory prepayment required by Section 2.5 or Section 7.4 hereof, the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to a percentage of the amount prepaid in accordance with the following schedule:

                                                   Penalty as Percentage
      Time of Prepayment                           of Amount Prepaid
      ------------------                           ---------------------
On or prior to December 21, 2000                             3%
On or prior to December 21, 2001                             2%
On or prior to December 21, 2002                             1%
After December 21, 2002                                      0%

Furthermore, in the event any Credit Party shall (a) receive Net Cash Proceeds from any Equity Contribution, and (b) apply, on or prior to December 21, 2002, all or a portion of such Net Cash Proceeds as a prepayment of more than thirty five percent (35%) of the then outstanding principal balance of the Term Loans (any portion prepaid in excess of thirty-five percent (35%) of the then outstanding principal balance of the Term Loans being referred to herein as the "Excess Prepaid Amount"), the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to a percentage of the Excess Prepaid Amount in accordance with the foregoing schedule.

         Section 2.6 Fees. The Borrower shall pay to the Administrative Agent such servicing and other fees as are set forth in any separate letter agreement by and between Parent and/or the Borrower and the Administrative Agent.

         Section 2.7 Payments, etc.

                  (a) Without Setoff, etc. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the account of the Lenders without defense, set-off or counterclaim to the Administrative Agent not later than 11:00 a.m. Houston, Texas time on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. The Administrative Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest ratably to the Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office.

                  (b) Non-Business Days. Whenever any payment to be made hereunder or under any Term Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                  (c) Computations. All computations of interest shall be made on the basis of a year of 360 days, as if each month consisted of 30 days.

         Section 2.8 Capital Adequacy. If, by reason of (1) the introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (2) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling such Lender, and the amount of such capital is increased by or based upon the existence of such Lender's Term Loans or such Lender's Term Loan Commitment, then, upon written request therefor by such Lender (with a copy of such request to the Administrative Agent), the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for the increased cost of such additional capital in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Term Loans or such Lender's Term Loan Commitment. A certificate as to such amounts and the calculation thereof, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

         Section 2.9 Sharing of Payments, etc. If any Lender shall obtain any payment or reduction (including, but not limited to, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of any obligation of the Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (a) notify each of the other Lenders and the Administrative Agent of such receipt, and (b) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 2.10 Taxes.

                  (a) Payments Free and Clear. Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (1) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (2) the Borrower shall make such deductions, and (3) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) Other Taxes. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Indemnification. The Borrower shall indemnify the Administrative Agent and each Lender, upon written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.10) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (d) Receipts. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Survival. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this
Section 2.10 shall survive the payment in full of principal and interest hereunder.

                  (f) Lender Representations and Agreements. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         Section 2.11 Pro Rata Treatment. Each payment on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Term Loans then held by the Lenders. All proceeds (including proceeds from the realization upon the Collateral) received after acceleration of the maturity of the Term Loans, shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Financing Documents; second, to other Lender Indebtedness until repaid in full pro rata to each Lender; and, third, to any other Person entitled to receive such proceeds in accordance with applicable law.

         Section 2.12 Replacement of Lenders. If any Lender is subject to increased costs pursuant to Section 2.8, or is owed or reasonably anticipates being owed additional amounts pursuant to Section 2.10, the Borrower shall have the right, if no Default then exists, to replace such Lender with another bank or financial institution with the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, provided that (a) the obligations of the Borrower owing to the Lender being replaced (including such increased costs) that are not being assigned to the replacement lender shall be paid in full to the Lender being replaced concurrently with such replacement lender, (b) the replacement lender shall execute an Assignment and Acceptance pursuant to which it shall become a party hereto as provided in Section 10.7, and (c) upon compliance with the provisions for assignment provided in Section
10.7 and the payment of amounts referred to in clause (a), the replacement lender shall constitute a "Lender" hereunder and the Lender being so replaced shall no longer constitute a "Lender" hereunder.

                                    ARTICLE 3
                                     CLOSING

         The obligation of each Lender to make its Term Loan on the Closing Date hereunder is subject to (1) receipt by the Administrative Agent of the following items which are to be delivered, in form and substance satisfactory to each Lender, with a copy (except for the Term Notes and this Agreement) for each Lender and (2) the satisfaction of the following conditions:

                  (a) Term Notes. A duly completed and executed Term Note for each Lender and in each case dated as of the Closing Date, and payable to the order of such Lender.

                  (b) Resolutions and Incumbency Certificates.

                          (1) certified copies of the resolutions of the applicable board of directors and operating board of each Credit Party (or the general partner thereof) a party to a Financing

         Document, dated as of the Closing Date and approving, as appropriate, the Term Loans, the Term Notes, this Agreement, the Security Instruments and the other Financing Documents to which such Person is a party, and all other documents, if any, to which such Person is a party and evidencing limited liability company, corporate or partnership authorization with respect to such documents;

                          (2) a certificate of the Secretary or an Assistant Secretary of each Credit Party (or the general partner thereof) a party to any Financing Document, dated as of the Closing Date and certifying
         (A) the name, title and true signature of each officer of such Person authorized to execute the Term Notes, this Agreement, the Security Instruments and the other Financing Documents to which it is a party,
         (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to Section 6.10, and that attached thereto is a true and complete copy of (i) the certificate of incorporation, certificate of formation, certificate of limited partnership and/or the articles of organization of each such Person (as applicable), certified by the Secretary of State of the applicable state of formation, and (ii) the bylaws, partnership agreement, operating agreement or regulations of each such Person (as applicable), each as amended to date, recent good standing certificates and certificates of existence for each such Person and certificates of foreign qualification for each such Person in such jurisdictions as the Administrative Agent shall require; and

                          (3) a certificate of limited partnership of HRY, together with the limited partnership agreement of HRY and a certificate of existence for HRY in the applicable state of its formation, issued by the Secretary of State of the applicable state of formation.

                  (c) Opinions of Counsel. An opinion of Jenkens & Gilchrist, a Professional Corporation, counsel to the Credit Parties dated as of the Closing Date and substantially in the form of Exhibit B hereto, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent or the Lenders may reasonably request, together with such other opinions of local counsel satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders opining as to the enforceability of any Security Instruments to be filed in such local jurisdiction and covering such other matters as the Administrative Agent or the Lenders may reasonably request.

                  (d)     The Security Instruments.

                          (1) a duly completed and executed Facility Guaranty dated as of the Closing Date and duly delivered by Parent;

                          (2) a duly completed and executed Borrower Pledge Agreement, dated as of the Closing Date and duly delivered by the Borrower granting to the Administrative Agent a first priority security interest in certain of the Equity owned by the Borrower in HRY, Hallwood Realty and HCRE (as more particularly described therein) as security for the Lender Indebtedness;

                          (3) a duly completed and executed Parent Pledge Agreement, dated as of the Closing Date and duly delivered by Parent, granting to the Administrative Agent a first and prior security interest in certain of the Equity owned by Parent in Hallwood Hotels (as more particularly described therein) as security for the Lender Indebtedness;

                          (4) a duly completed and executed Integra Pledge Agreement, dated as of the Closing Date and duly delivered by Integra, granting to the Administrative Agent a first and prior security interest in certain of the Equity owned by Integra in Brock (as more particularly described therein) as security for the Lender Indebtedness;

                          (5) a duly completed and executed HEPGP Pledge Agreement, dated as of the Closing Date and duly delivered by HEPGP, granting to the Administrative Agent a first and prior security interest in certain of the Equity owned by HEPGP in HECO (as more particularly described therein) as security for the Lender Indebtedness;

                          (6) duly completed and executed UCC-1 financing statements necessary to perfect the Liens and security interests created by the Pledge Agreements and the Collateral Assignment of Intercompany Note;

                          (7) in addition to the UCC-1 financing statements required by clause (6) preceding, such other documents, instruments and agreements as the Administrative Agent shall reasonably request to fully evidence and perfect the Liens created by the Security Instruments;

                          (8) a duly completed and executed Collateral
         Assignment of Intercompany Note, dated as of the Closing Date and duly delivered by the Borrower;

                          (9) a duly completed and executed Parent Intercompany Note dated as of the Closing Date and duly delivered by the Borrower, and duly endorsed by the Borrower to the Administrative Agent for the ratable benefit of the Lenders; and

                          (10) all Property in which the Administrative Agent shall, at such time, be entitled to have a Lien pursuant to this Agreement or any other Financing Document shall have been physically delivered to the possession of the Administrative Agent to the extent that such possession is necessary for the purpose of perfecting the Administrative Agent's Lien in such Collateral, including, without limitation, the Parent Intercompany Note, stock certificates, certificates of limited partnership interests and certificates of membership interests representing the issued and outstanding Equity in HECO, Hallwood Hotels, HRY, Brock, Hallwood Realty and HCRE described in the Pledge Agreements, duly endorsed for transfer to the Administrative Agent or such other duly executed assignments of such Equity as are acceptable to the Administrative Agent, the Lenders or their counsel.

                  (e) Intercreditor Agreement. A duly completed and executed Intercreditor Agreement, dated as of the Closing Date, and delivered by each applicable party thereto.

                  (f) Closing Transactions. Subject only to the funding, disbursement and application of the proceeds of the Term Loans, the Closing Transactions shall have occurred and been consummated.

                  (g) Insurance. Copies of all insurance binders together with a certificate of insurance coverage, dated as of the Closing Date evidencing that the Credit Parties are carrying insurance in accordance with Section 6.5 hereof.

                  (h) Financial Statements and Projections. The financial condition of Parent and each of its Subsidiaries in the financial information and projections of Parent and its Subsidiaries that have been delivered to the Lenders prior to the Closing Date by Parent and the Borrower, have not changed as of the Closing Date in such a way as to materially and adversely affect the prospects of Parent or any of its Subsidiaries, or otherwise cause or result in a Material Adverse Effect (after giving effect to the Closing Transactions).

                  (i) Collateral Value Certificate. A duly completed and executed Collateral Value Certificate in the form attached hereto as Exhibit F, dated as of the Closing Date and duly delivered by the Chief Financial Officer (or similar officer) of Parent.

                  (j) Form U-1 Purpose Statement. A duly completed and executed Federal Reserve Form U-1 Purpose Statement dated as of the Closing Date and duly delivered by Parent and the Borrower.

                  (k) Certificate of Chief Financial Officer. A duly completed and executed certificate of the Chief Financial Officer (or similar officer) of Parent dated as of the Closing Date and certifying, before and after giving effect to the Closing Transactions and before and after the making of the Term Loans, that (A) each Credit Party is Solvent, and (B) no Default then exists, or thereafter would exist.

                  (l) Structure. Each Lender shall be satisfied in its sole judgment with the corporate, partnership, limited liability company, capital, legal and management structure and tax liabilities of each Credit Party.

                  (m) Lien Searches. Lien searches reflecting no prior Liens on the Collateral other than Liens set forth on Schedule 7.2.

                  (n) Fees and Expenses. Payment and/or reimbursement of (1) the Administrative Agent's counsel's fees and expenses rendered through the Closing Date, to the extent invoiced, and (2) any fees or expenses required to be paid pursuant to Section 2.6.

                  (o) Documentation. The Administrative Agent shall have received such other documents as the Administrative Agent (or any Lender acting through the Administrative Agent) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

                                    ARTICLE 4
                                    SECURITY

         Section 4.1 Security Granted. The Lender Indebtedness shall be secured by (a) perfected, first priority Liens covering and encumbering the issued and outstanding Equity owned by the Credit Parties (as applicable) in HECO, Hallwood Hotels, Brock, HRY, Hallwood Realty and HCRE as described in the Pledge Agreements, and (b) a collateral assignment of the Parent Intercompany Note. In furtherance thereof, Parent and the Borrower hereby agree to execute and deliver (and cause each other Credit Party to execute and deliver) to the Administrative Agent for the benefit of the Lenders, on the Closing Date and thereafter promptly upon request by the Administrative Agent, such Security Instruments (including, without limitation, the Pledge Agreements and the Collateral Assignment of Intercompany Note), and other documents, instruments, agreements and certificates (including, without limitation, (i) such UCC-1 financing statements as the Administrative Agent shall request to fully evidence and perfect the Liens created by the Pledge Agreements and the Collateral Assignment of Intercompany Note, and (ii) the certificates evidencing the issued and outstanding Equity owned by the Credit Parties (as applicable) in HECO, Hallwood Hotels, Brock, HRY, Hallwood Realty and HCRE as described in the Pledge Agreements, endorsed or accompanied by appropriate blank stock powers), as the Administrative Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens contemplated by this Section 4.1. In addition to the foregoing, in the event the Borrower submits additional Collateral hereunder pursuant to Sections 4.2, 4.3, 4.5 or 7.4, or otherwise pursuant to the terms of this Agreement or the other Financing Documents, the Borrower shall simultaneously with the delivery of such Collateral execute and deliver (or cause the execution and delivery) to the Administrative Agent for the benefit of the Lenders such Security Instruments and other documents, instruments, agreements and certificates as the Administrative Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens encumbering such Collateral.

         Section 4.2 Collateral Value. As soon as available, and in any event by the 21st day of each calendar month, Parent shall deliver to the Administrative Agent and each Lender, a certificate (the "Collateral Value Certificate") of the Chief Financial Officer (or similar officer) of Parent in the form of Exhibit F attached hereto (a) setting forth in reasonable detail the calculations required to establish the value of (i) the Marketable Equity, and (ii) the Non-Marketable Equity as of the last day of the immediately preceding calendar month, (b) stating whether there exists on such date a Benchmark Collateral Deficiency or Benchmark Marketable Collateral Deficiency, and (c) in the event a Benchmark Collateral Deficiency or Benchmark Marketable Collateral Deficiency exists, stating the action which Parent proposes to take to remedy such Benchmark Collateral Deficiency or Benchmark Marketable Collateral Deficiency in accordance with Sections 4.3 and 4.4. All calculations provided in the aforementioned certificate shall be made utilizing historical methodology and based on underlying assumptions consented to by the Administrative Agent and previously utilized by Parent in the financial information delivered to each Lender on or prior to the Closing Date.

         Section 4.3 Benchmark Collateral Deficiency. If a Benchmark Collateral Deficiency exists at any time, the Borrower shall, within ten (10) days following the occurrence of such Benchmark Collateral Deficiency (a) make a prepayment of principal on the Term Loan in an amount sufficient to eliminate such Benchmark Collateral Deficiency, or (b) eliminate such Benchmark Collateral Deficiency by submitting additional Collateral owned by Parent or the Borrower and consisting of cash or marketable Equity, together with a Collateral Value Certificate covering the existing pledged Collateral and such additional proposed Collateral, for consideration in connection with the determination of the value of the Collateral consisting of marketable Equity which the Administrative Agent and the Required Lenders deem sufficient in their sole discretion to eliminate such Benchmark Collateral Deficiency.

         Section 4.4 Benchmark Marketable Collateral Deficiency. If a Benchmark Marketable Collateral Deficiency exists at any time, the Borrower shall, within ten (10) days following the occurrence of such Benchmark Marketable Collateral Deficiency (a) make a prepayment of principal on the Term Loan in an amount sufficient to eliminate such Benchmark Marketable Collateral Deficiency, or (b) eliminate such Benchmark Marketable Collateral Deficiency by submitting additional Collateral owned by Parent or the Borrower and consisting of cash or marketable Equity, together with a Collateral Value Certificate covering the existing pledged Collateral and such additional proposed Collateral, for consideration in connection with the determination of the value of the Collateral consisting of marketable Equity which the Administrative Agent and the Required Lenders deem sufficient in their sole discretion to eliminate such Benchmark Marketable Collateral Deficiency.

         Section 4.5 Substitution of Collateral. The Borrower may, at any time and from time to time, make written request of the Administrative Agent for the substitution of existing Collateral with new Collateral of equal or greater value. Upon receipt of such request, together with a Collateral Value Certificate covering such proposed new Collateral, the Administrative Agent shall promptly deliver notice of such request to each Lender, and the Lenders shall, within fifteen (15) days following receipt of such notice, and in their sole discretion, approve or disapprove of such proposed substitution. If at the end of such fifteen (15) day period, the Lenders have not communicated their approval or disapproval, such silence shall be deemed a disapproval of the requested substitution of Collateral.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement, Parent and the Borrower represent and warrant to the Administrative Agent and each Lender (which representations and warranties (a) will survive the delivery of the Term Notes, and (b) were made assuming that the Closing Transactions had each occurred on or before the Closing Date) that:

         Section 5.1 Existence. Each Credit Party is a limited liability company, corporation or partnership duly organized, legally existing and, as applicable, in good standing under the laws of the jurisdictions in which they are formed or incorporated and is duly qualified as a foreign limited liability company, or partnership or corporation in all jurisdictions wherein the Property owned or the business transacted by them makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         Section 5.2 Power and Authorization. The Borrower is authorized and empowered to create and issue the Term Notes; each Credit Party is duly authorized and empowered to execute, deliver and perform the Financing Documents, including this Agreement, to which they respectively are parties; and all limited liability company action on the Borrower's part requisite for the due creation and issuance of the Term Notes, and all limited liability company, corporate or partnership action on each Credit Party's respective part requisite for the due execution, delivery and performance of the Financing Documents, including this Agreement, to which each such Credit Party respectively is a party has been duly and effectively taken.

         Section 5.3 Binding Obligations. This Agreement does, and the Term Notes and other material Financing Documents to which each Credit Party respectively is a party upon their creation, issuance, execution and delivery will, when issued and delivered under this Agreement, constitute legal, valid and binding obligations of each such Credit Party that is a party thereto, respectively, and will be enforceable in accordance with their respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and subject to the availability of equitable remedies).

         Section 5.4 No Legal Bar or Resultant Lien. The execution, delivery and performance of the Term Notes and the other Financing Documents, including this Agreement, to which each Credit Party is a party do not and will not violate or create a default under any provisions of the articles of organization, articles or certificate of incorporation, bylaws, operating agreement, regulations or other charter documents of any such Credit Party, or any contract, agreement, instrument or Governmental Requirement to which any such Credit Party is subject, or result in the creation or imposition of any Lien upon any Properties of any such Credit Party.

         Section 5.5 No Consent. Each Credit Party's respective execution, delivery and performance of the Term Notes and the other Financing Documents, including this Agreement, to which each such Credit Party respectively is a party, do not require notice to or filing or registration with, or the authorization, consent or approval of or other action by any other Person, including, but not limited to, any Governmental Authority, except those obtained or made or where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Section 5.6 Financial Information.

                  (a) Pro-Forma Financial Statements and Projections. The pro forma consolidated balance sheets of Parent and its Subsidiaries, and the related consolidated statements of income, retained earnings and cash flow, including, in each case the related schedules and notes, heretofore delivered to the Lenders fairly present the estimated consolidated financial condition of Parent and its Subsidiaries as of the dates set forth therein, the estimated results of operations for the twelve-month period then ended on a pro forma basis and the projected results of operations through the dates set forth therein; provided, that, the financial information with respect to Parent's projections, copies of which have been delivered to each Lender prior to the Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Parent to be reasonable in all material respects at the time made.

                  (b) Financial Statements. The Financial Statements heretofore delivered to the Lenders were prepared consistent with GAAP and fairly present the consolidated financial condition of Parent at such date and the consolidated results of operations for the periods then ended (subject to, with respect to the unaudited consolidated financial statements included in the definition of Financial Statements, audit adjustments and the fact that such unaudited financial statements do not contain footnotes).

                  (c) Audited Annual Financial Statements. The most recent annual audited consolidated balance sheets of Parent and its Subsidiaries, and the related audited consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including in each case the related schedules and notes, true copies of which have been previously delivered to each of the Lenders, fairly present the consolidated financial condition of Parent and its Subsidiaries for such Fiscal Year, and the consolidated results of operations for such Fiscal Year, in accordance with GAAP applied on a consistent basis (this representation and warranty will not be applicable until the first annual audited statement of Parent is delivered pursuant to Section 6.10(a)).

                  (d) Unaudited Quarterly Financial Statements. The most recent unaudited consolidated balance sheets of Parent and its Subsidiaries, and the related consolidated statements of income, retained earnings and cash flows for the portion of Parent's Fiscal Year then ended, including in each case the related schedules and notes, true copies of which have been previously delivered to each of the Lenders, fairly present the consolidated financial condition of Parent and its Subsidiaries as of such date, and the consolidated results of operations for such portion of Parent's Fiscal Year, in accordance with GAAP (subject to audit adjustments and the fact that such financial statements do not contain footnotes) applied on a consistent basis (this representation and warranty will not be applicable until the first unaudited quarterly statement of Parent is delivered pursuant to
         Section 6.10(b)).

                  (e) No Material Adverse Effect. Since November 13, 1999, there has been no event or occurrence that could reasonably be expected to have a Material Adverse Effect.

         Section 5.7 Investments and Guaranties. No Credit Party has an ownership interest in any Person, or guaranteed the obligations of any Person that is not a Credit Party, except those reflected in Schedule 5.7 or Schedule 7.2.

         Section 5.8 Litigation. Except as set forth in Schedule 5.8, there is no material action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Parent or the Borrower, threatened against Parent or its Subsidiaries or any Property of any of them before any court or arbitrator or any Governmental Authority. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Parent or the Borrower, threatened against Parent or its Subsidiaries or any Property of any of them before any court or arbitrator or any Governmental Authority which (a) challenges the validity of this Agreement, any Term

Note, the Facility Guaranty, any Security Instrument or any of the other Financing Documents or (b) could reasonably be expected to have a Material Adverse Effect.

         Section 5.9 Use of Proceeds. The Borrower will use the proceeds of the Term Loans only for the purposes specified in the Recitals to this Agreement. Neither Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock (within the meaning of Regulations U or X) and no part of the proceeds of any Term Loan hereunder will be used to buy or carry any Margin Stock in violation of Regulation U or X. Neither Parent nor any of its Subsidiaries, nor any Person acting on behalf of any such Person, has taken or will take any action which could reasonably be expected to cause the Term Notes or any of the Financing Documents, including this Agreement, to violate Regulations U or X or any other regulation of the Board of Governors of the Federal Reserve System, in each case as now in effect or as the same may hereinafter be in effect.

         Section 5.10 Employee Benefits.

                  (a) (1) Parent, its Subsidiaries and each ERISA Affiliate have complied in all material respects with all applicable laws regarding each Plan;
(2) each Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements, and all applicable laws; and (3) no act, omission or transaction has occurred which could result in an imposition on Parent, any Subsidiary of Parent or any ERISA Affiliate (whether directly or indirectly) of either (A) a civil penalty assessed pursuant to Subsections (c), (i) or (l) of Section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (B) breach of fiduciary duty liability damages under Section 409 of ERISA, in either case which could reasonably be expected to have a Material Adverse Effect.

                  (b) There exists no outstanding liability of Parent, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan that has been terminated. No material liability to the PBGC (other than for the payment of current premiums which are not past due) by Parent, any Subsidiary of Parent or any ERISA Affiliate has been or is expected by Parent, any Subsidiary of Parent or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Termination Event with respect to any Plan which could result in any liability to Parent, its Subsidiaries or any ERISA Affiliate has occurred or is reasonably expected to occur.

                  (c) Full payment when due has been made of all amounts which Parent, any of its Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (d) The actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate that are subject to Title IV of ERISA does not, as of the end of the most recently ended fiscal year of such Plans, exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in Section 4041 of ERISA.

                  (e) Except as set forth on Schedule 5.10, neither Parent, any Subsidiary of Parent nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six-year period sponsored, maintained or contributed to, any "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA).

                  (f) Neither Parent, any Subsidiary of Parent nor any ERISA Affiliate is required to provide security to a Plan pursuant to Section 401(a)(29) of the Code.

         Section 5.11 Taxes; Governmental Charges. Parent and its Subsidiaries have filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon any of them or upon any of their respective Properties or income which are due and payable, including interest and penalties, except where failure to so pay or file could not reasonably be expected to have a Material Adverse Effect, or have provided adequate reserves for the payment thereof if required in accordance with GAAP for the payment thereof, except such interest and penalties as are being contested in good faith by appropriate actions or proceedings and for which adequate reserves for the payment thereof as required by GAAP have been provided.

         Section 5.12 Titles, etc. Each Credit Party has indefeasible title to their respective Properties, and with respect to leased Properties, indefeasible title to the leasehold estate with respect thereto, pursuant to valid and enforceable leases, free and clear of all Liens except Liens otherwise permitted or contemplated by this Agreement or the other Financing Documents.

         Section 5.13 Defaults. Neither Parent nor any of its Subsidiaries is in default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default (in any respect that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of any such Person, or under any agreement or instrument to which any such Person is a party or by which any such person is bound, except as set forth on Schedule 5.13. No Default hereunder has occurred and is continuing.

         Section 5.14 Casualties; Taking of Properties. Neither the business nor the Properties of Parent or its Subsidiaries has been affected in a manner that has had or could reasonably be expected to have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

         Section 5.15 Compliance with the Law. Neither Parent nor its
Subsidiaries:

                  (a) is in violation of any Governmental Requirement; and

                  (b) has failed to obtain any license, permit, right-of-way, franchise or other right or governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective business;

which violation or failure could, individually or in the aggregate, reasonably be expected to have (in the event that such a violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         Section 5.16 No Material Misstatements. No written information, exhibit, schedule or report prepared by or on behalf of Parent or the Borrower and furnished to the Administrative Agent or the Lenders by or at the direction of Parent and/or the Borrower or any of Parent's Subsidiaries in connection with the negotiation of this Agreement contained any material misstatement of fact or, when such statement is considered with all other written statements furnished to the Lenders in that connection, omitted to state a material fact or any fact necessary to make the statement contained therein not misleading; provided, that, the financial information with respect to Parent's projections, copies of which have been furnished to each

Lender prior to the Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Parent to be reasonable in all material respects at the time made.

         Section 5.17 Investment Company Act. No Credit Party is an "investment company" or a company "controlled" by an "investment company" that is incorporated in or organized under the laws of the United States or any "State," as those terms are defined in the Investment Company Act of 1940, as amended. The execution and delivery by each Credit Party of this Agreement and the other Financing Documents to which they respectively are parties and their respective performance of the obligations provided for therein, will not result in a violation of the Investment Company Act of 1940, as amended.

         Section 5.18 Public Utility Holding Company Act. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 5.19 Subsidiaries. Schedule 5.19 hereto accurately reflects, as of the Closing Date, (a) the jurisdiction of incorporation or organization of Parent and its Subsidiaries, and (b) each jurisdiction in which each such Person is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company. As of the Closing Date, Parent has no Subsidiaries except those shown in Schedule 5.19, which schedule was complete and accurate on such date.

         Section 5.20 Insurance. All policies of insurance owned or held by Parent and its Subsidiaries are sufficient for compliance with all requirements of law and of all agreements to which any such Person is a party, except where any insufficiency could not reasonably be expected to have a Material Adverse Effect; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of each such Person; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All such policies are in full force and effect, all premiums with respect thereto have been paid in accordance with their respective terms, and no notice of cancellation or termination has been received with respect to any such policy. Neither Parent nor any of its Subsidiaries maintains any formalized self-insurance program with respect to its assets or operations or risks with respect thereto. Schedule 5.20 contains a complete and accurate list of all such insurance policies, copies of which have previously been made available to Lenders.

         Section 5.21 Environmental Matters. Except as set forth on Schedule
5.21:

                  (a) Environmental Laws, etc. Neither Parent, nor any Subsidiary of Parent, nor the operations conducted on the Property of Parent or any Subsidiary of Parent, violate any applicable order of any court or Governmental Authority or applicable Environmental Laws, which violation could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (b) No Litigation. Without limitation of Section (a) above, no Property of Parent or any Subsidiary of Parent, nor the operations currently conducted thereon or, to the knowledge of Parent or any Subsidiary of Parent, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or, to the knowledge of any Credit Party, to any remedial obligations under applicable Environmental Laws, which violation, action, suit, investigation, inquiry or proceeding could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (c) Notices, Permits, etc. All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by Parent or any Subsidiary of Parent in connection with the operation or use of any and all Property of Parent or any Subsidiary of Parent, including, but not limited to, past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, permits, licenses or similar authorizations could not reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (d) Hazardous Substances Carriers. All hazardous substances or solid waste generated at any and all Property by Parent or any Subsidiary of Parent have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other applicable Environmental Law, except to the extent the failure to have such substances or waste transported, treated or disposed by such carriers could not reasonably be expected to have a Material Adverse Effect, and, to the knowledge of any Credit Party, only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other applicable Environmental Law, which carriers and facilities have been and are operating in compliance with such permits, except to the extent the failure to have such substances or waste treated, stored or disposed at such facilities, or the failure of such carriers or facilities to so operate, could not reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (e) Hazardous Substances Disposal. Parent and each Subsidiary of Parent have taken all reasonable steps necessary to determine and have determined that no hazardous substances or solid waste have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property by Parent or any Subsidiary of Parent except in compliance with applicable Environmental Laws, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (f) No Contingent Liability. To its knowledge, neither Parent nor any Subsidiary of Parent has any contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment other than such contingent liabilities at any one time and from time to time which could reasonably be expected to exceed $50,000 in excess of applicable insurance coverage and for which adequate reserves for the payment thereof as required by GAAP have not been provided, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such release or threatened release.

         Section 5.22 Solvency. Parent and each Subsidiary of Parent, individually, and Parent and its Subsidiaries, taken as a whole, are Solvent, both before and after taking into account the Closing Transactions.

         Section 5.23 Employee Matters. None of the Credit Parties, or any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Parent or the Borrower, threatened against Parent or its Subsidiaries, or their respective employees, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth in Schedule 5.23, no employees are subject to an employment contract.

         Section 5.24 Subordinated Debenture Documents, etc. Parent and the Borrower have provided Administrative Agent with a true and correct copy of the Subordinated Debentures Indenture, including all amendments and modifications thereto. No party to the Subordinated Debentures Indenture is in default of its obligations thereunder.

         Section 5.25 Ownership. Schedule 5.25 hereto accurately reflects (a) the authorized, issued and outstanding Equity securities of Parent, the Borrower, Brock, Hallwood Hotels, Hallwood Realty, HCRE, and HRY (and the names of, and number of shares or other Equity securities held by, the legal and beneficial owners of such Equity securities), after giving effect to the consummation of the Closing Transactions, and (b) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity securities or other membership, partnership or ownership interests of each such Person. Except as set forth on Schedule 5.25, there are no outstanding shareholders agreements, voting agreements, voting trusts or other agreements, commitments or understandings of any nature which in any way restrict or effect the transfer, pledge or voting of any of the Equity securities of such Persons, or subject any of such Equity securities to any put, call, redemption obligation or similar right or obligation of any nature.

         Section 5.26 Senior Indebtedness. The Lender Indebtedness constitutes "Senior Indebtedness" of Parent under and as defined in the Subordinated Debentures Indenture.

         Section 5.27 Year 2000 Matters. Any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by any Credit Party or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of any Credit Party interface), and the testing of all such systems and other equipment as so reprogrammed, has been completed. The costs to the Credit Parties that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default of Event of Default or to have a Material Adverse Effect. Except for any reprogramming referred to above, the computer systems of the Credit Parties are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be sufficient for the conduct of their business as currently conducted.

                                   ARTICLE 6
                             AFFIRMATIVE COVENANTS

                  So long as any Term Loan remains unpaid, Parent and the Borrower jointly and severally covenant and agree that they will at all times comply with the following covenants:

         Section 6.1 Maintenance and Compliance, etc. Parent will, and will cause its Subsidiaries to, (a) preserve and maintain its limited liability company, corporate or partnership existence, and (b) except where failure to do so could not reasonably be expected to have a Material Adverse Effect, observe and comply with all Governmental Requirements.

         Section 6.2 Payment of Taxes and Claims, etc. Parent will pay, and cause its Subsidiaries to pay, (a) all material taxes, assessments and governmental charges imposed upon it or upon its Property, and (b) all material claims (including, but not limited to, claims for labor, materials, supplies or services) which could reasonably be expected, if unpaid, to become a Lien upon its Property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate action or proceedings and such Person has established adequate reserves in accordance with GAAP with respect thereto.

         Section 6.3 Further Assurances. Parent will, and will cause each other Credit Party to, cure promptly any defects in the creation and issuance of the Term Notes, and the execution and delivery of the Financing Documents, including this Agreement. Parent and the Borrower at their expense will, as promptly as practical, execute and deliver to the Administrative Agent upon request all such other and further documents, agreements and instruments (or cause any other Credit Party to take such action) in compliance with or performance of the covenants and agreements of such Credit Parties in the Financing Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in the Financing Documents, or more fully to state the security obligations set out herein or in any of the Financing Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Financing Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 6.4 Performance of Obligations. The Borrower will pay the Term Notes according to the reading, tenor and effect thereof; and Parent and the Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by Parent and the Borrower under the Financing Documents, including this Agreement, at the time or times and in the manner specified, and cause each of the other Credit Parties to take such action with respect to their obligations to be performed and discharged under the Financing Documents to which they respectively are parties.

         Section 6.5 Insurance. Parent will, and will cause its Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their respective Properties and business against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance and flood insurance) and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated and in accordance with any Governmental Requirement. Parent and the Borrower will obtain endorsements to the policies naming the Administrative Agent as a loss payee and/or additional insured, as applicable, and containing provisions that such policies will not be canceled without 30 days prior written notice having been given by the insurance company to the Administrative Agent.

         Section 6.6 Accounts and Records. Parent will keep, and will cause each of the other Credit Parties to keep, proper books of record and account in accordance with GAAP.

         Section 6.7 Right of Inspection. Parent will permit, and will cause each of the other Credit Parties to permit, any officer, employee or agent of the Administrative Agent or any Lender to visit and inspect any of the Properties of any Credit Party, examine such Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Parent or any other Credit Party with Parent's or such other Credit Party's officers, accountants and auditors, as often and all at such reasonable times during normal business hours (and, provided no Default or Event of Default has occurred and is continuing, upon not less than one day's prior notice), as may be reasonably requested by the Administrative Agent or any of the Lenders.

         Section 6.8 Operation and Maintenance of Property. Parent will, and will cause its Subsidiaries to, operate its Properties or cause its Properties to be operated and maintained (a) in accordance with prudent industry practice in all material respects and in compliance in all material respects with the terms and provisions of all applicable leases, contracts and agreements and (b) except where the noncompliance therewith could not reasonably be expected to cause or result in a Material Adverse Effect, in compliance with all applicable laws of the jurisdiction in which such Properties may be situated, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the ownership and operation of such Properties.

         Section 6.9 [Intentionally Deleted].

         Section 6.10 Reporting Covenants. So long as any Term Loan remains unpaid, Parent and the Borrower will furnish the following to each of the
Lenders:

                  (a) Annual Financial Statements. As soon as available and in any event within 105 days after the end of each Fiscal Year, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income, retained earnings and cash flows of Parent and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing, which such report shall state that such consolidated financial statements present fairly the consolidated financial condition as at the end of such Fiscal Year, and the consolidated results of operations and cash flows for such Fiscal Year, of Parent and its Subsidiaries in accordance with GAAP, applied on a consistent basis, and shall be unqualified. At the same time, a consolidating balance sheet of Parent and its Subsidiaries as at the end of such year and related consolidating statements of income and cash flows for such Fiscal Year (in each case consolidating on the basis of principal lines of business of Parent and its Subsidiaries), accompanied by a certification thereon of a Responsible Officer, stating that such consolidating financial statements form the basis of Parent's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                  (b) Quarterly Financial Statements. As soon as available and in any event within 50 days after the end of each Fiscal Quarter, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such quarter and the related consolidated statements of income, retained earnings and cash flows of Parent and its Subsidiaries for such Fiscal Quarter and for the portion of Parent's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Parent's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements are complete and correct and fairly present the consolidated financial condition as at the end of such Fiscal Quarter, and the consolidated results of operations and cash flows for such Fiscal Quarter and such portion of Parent's Fiscal Year, of Parent and its Subsidiaries in accordance with GAAP (subject to normal, year-end adjustments). At the same time, a consolidating balance sheet of Parent and its Subsidiaries at the end of such Fiscal Quarter and related consolidating statements of income and cash flows, for the portion of Parent's Fiscal Year ended at such quarter (in each case consolidating on the basis of principal lines of business of Parent and its Subsidiaries), accompanied by a certification from a Responsible Officer that such consolidating financial statements form the basis of Parent's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                  (c) No Default; Compliance Certificate. Together with the financial statements required pursuant to Sections 6.10(a) and 6.10(b) above, a certificate of Parent substantially in the form of Exhibit G, signed by a Responsible Officer (1) stating that a review of such financial statements during the period covered thereby and of the activities of Parent and its Subsidiaries has been made under such Responsible Officer's supervision with a view to determining whether Parent and its Subsidiaries have fulfilled all of their obligations under this Agreement, the other Financing Documents, and the Term Notes; (2) stating that Parent and its Subsidiaries have fulfilled their obligations under such instruments and that all representations made in this Agreement continue to be true and correct (or specifying the nature of any change), or if there shall be a Default or Event of Default, specifying the nature and status thereof and Parent's proposed response thereto; (3) demonstrating in reasonable detail compliance (including, but not limited to, showing all material calculations) as at the end of such Fiscal Year or such Fiscal Quarter with Sections 7.1(a) and 7.1(b); and (4) containing or accompanied by such financial or other details, information and material as the Administrative Agent may reasonably request to evidence such compliance.

                  (d) Management Letters. Together with the financial statements required pursuant to Section (a) above, copies of each management letter (if any) issued to Parent by such accountants promptly following consideration or review by the Board of Directors of Parent, or any committee thereof (together with any response thereto prepared by Parent).

                  (e) [Intentionally Deleted].

                  (f) Events or Circumstances with respect to Collateral. Promptly after the occurrence of any event or circumstance concerning or changing any of the Collateral that could have a Material Adverse Effect, notice of such event or circumstance in reasonable detail.

                  (g) Notice of Certain Events. Promptly after Parent or the Borrower learns of the receipt or occurrence of any of the following, a certificate of Parent, signed by a Responsible Officer specifying (1) any official notice of any violation, possible violation, non-compliance or possible non-compliance, or claim made by any Governmental Authority pertaining to all or any part of the Properties of Parent or any Subsidiary of Parent which could reasonably be expected to have a Material Adverse Effect; (2) any event which constitutes a Default or Event of Default, together with a detailed statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default; (3) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness in excess of $500,000 of Parent or any Subsidiary of Parent with respect to a claimed default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action such Person is taking or proposes to take with respect thereto; (4) any default or noncompliance of any party to any of the Financing Documents with any of the terms and conditions thereof or any notice of termination or other proceedings or actions which could reasonably be expected to adversely affect any of the Financing Documents; (5) the creation, dissolution, merger or acquisition of Parent or any Subsidiary of Parent; (6) any event or condition not previously disclosed to the Administrative Agent, which violates any Environmental Law and which could have a Material Adverse Effect; (7) any material amendment to, termination of, or default under any material contract or any execution of, or material amendment to, termination of, or material default under, any material collective bargaining agreement; or (8) any event or condition which could reasonably be expected to have a Material Adverse Effect.

                  (h) Shareholder Communications, Filings. Promptly upon the mailing, filing, or making thereof, copies of all registration statements, periodic reports and other documents (excluding the related exhibits except to the extent expressly requested by the Administrative Agent) filed by Parent or any Subsidiary of Parent with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                  (i) Litigation. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against Parent, any Subsidiary of Parent, HRY or any material Property of any thereof, in which the amount involved is material and not covered by insurance or which, if adversely determined, would have a Material Adverse Effect.

                  (j) ERISA. Promptly after (1) Parent's or the Borrower's obtaining knowledge of the occurrence thereof, notice that an ERISA Termination Event or a "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan has occurred which could result in liability to Parent, its Subsidiaries or any ERISA Affiliate, which such notice shall specify the nature thereof, Parent's proposed response thereto (and, if applicable, the proposed response thereto of any Subsidiary of Parent and of any ERISA Affiliate) and, where known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (2) Parent's or the Borrower's obtaining knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan, and (3) the filing thereof with any Governmental Authority (if requested by the Administrative Agent), copies of each annual and other report (including applicable schedules) with respect to each Plan or any trust created thereunder.

                  (k) Insurance Coverage. Upon request, a summary of the insurance coverages of Parent and each other Credit Party in form and substance reasonably satisfactory to the Administrative Agent; upon renewal of any such insurance policy, a copy of an insurance certificate summarizing the terms of such policy; and upon request of the Administrative Agent, copies of the applicable policies.

                  (l) Annual Budget. As soon as available and in any event not later than February 1 of each Fiscal Year, a budget of Parent and its Subsidiaries on a consolidating and consolidated basis for such Fiscal Year (prepared on a quarterly basis), reviewed by the Board of Directors of Parent, setting forth in reasonable detail, the projected revenues and expenses of Parent and its Subsidiaries for such Fiscal Year.

                  (m) Collateral Value Certificate. On or before the 21st day of each calendar month, a Collateral Value Certificate in the form attached hereto as Exhibit F, prepared as of the last day of the immediately preceding calendar month.

                  (n) Notices to Holders of Subordinated Debentures. Copies of any material financial or other material report or material notice delivered to, or received from, any holders of Subordinated Debentures, which such report or notice has not been delivered to the Lenders hereunder.

                  (o) Other Information. With reasonable promptness, such other information about the business and affairs and financial condition of Parent and its Subsidiaries as the Administrative Agent may reasonably request from time to time.

         Section 6.11 Year 2000 Compatibility. Parent and the Borrower shall take all actions reasonably necessary to assure that Parent's and each of the other Credit Parties' computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000. At the request of Administrative Agent, Parent and the Borrower shall provide reasonable assurances satisfactory to the Administrative Agent of Parent's and such other Credit Parties' Year 2000 compatibility.

                                    ARTICLE 7
                               NEGATIVE COVENANTS

         So long as any Term Loan remains unpaid, Parent and the Borrower covenant and agree that they will not:

         Section 7.1  Financial Covenants.

                  (a) Permit the Net Cash Flow of Hallwood Realty and HCRE on a consolidated basis for the Rolling Period ending on the most recent Quarterly Date to be less than $3,500,000.

                  (b) Permit the Debt Service Coverage Ratio at the end of any Fiscal Quarter to be less than 1.15 to 1.00.

         Section 7.2 Indebtedness.

                  (a) Permit Hallwood Realty (in its individual capacity and not as the general partner of HRY) or HCRE to create, incur or suffer to exist, any Indebtedness, or (b) create, incur, assume or suffer to exist, or permit any other Credit Party to create, incur, assume or suffer to exist, any Indebtedness, other than:

                  (i) the Lender Indebtedness;

                  (ii) Indebtedness outstanding on the date hereof which is set forth on Schedule 7.2, and any refinancings, refundings, renewals or extensions thereof (without any (1) increase in the principal amount thereof or rate of interest thereon, or (2) acceleration of the date of, or increase in the amount of, any payment of principal thereon);

                  (iii) Indebtedness evidenced by the Subordinated Debentures;

                  (iv) Indebtedness evidenced by the Parent Intercompany Note;

                  (v) obligations for current taxes, assessments and other governmental charges and taxes, assessments or other governmental charges which are not yet due or are being contested in good faith by appropriate action or proceeding promptly initiated and diligently conducted, if reserves as shall be required by GAAP shall have been made therefor;

                  (vi) Indebtedness referenced in Section 7.6(f);

                  (vii) purchase money Indebtedness referenced in Section 7.3(h); and

                  (viii) other Indebtedness so long as immediately after giving effect thereto and the application of the proceeds therefrom, the Debt Service Coverage Ratio would be greater than 1.30 to 1.00 (computed to give pro forma effect to the creation, incurrence or assumption of such Indebtedness).

         Section 7.3 Liens. Create, incur, assume or suffer to exist, or permit any other Credit Party to create, incur, assume or suffer to exist, any Lien on any of its Property now owned or hereafter acquired to secure any Lender Indebtedness of any Credit Party or any other Person, other than:

                  (a) Liens existing on the date hereof and set forth on
Schedule 7.3;

                  (b) Liens securing the Lender Indebtedness; and

                  (c) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves are being maintained;

                  (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen, workmen, and other Liens imposed by law created in the ordinary course of business for amounts which are not past due for more than 30 days or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves in accordance with GAAP are being maintained;

                  (e) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, old age or other similar obligations, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (f) minor irregularities in title, easements, rights-of-way, restrictions, servitudes, permits, reservations, exceptions, conditions, covenants and other similar charges or encumbrances not materially interfering with the occupation, use and enjoyment by any Credit Party of any of their respective Properties in the normal course of business or materially impairing the value thereof;

                  (g) any obligations or duties affecting any of the Property of any Credit Party to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Property for the purposes for which it is held;

                  (h) Liens encumbering Property of any Credit Party securing Indebtedness incurred to finance the purchase price of such Property; provided, that (1) no such Lien shall encumber any Property of any Credit Party other than the Property acquired with the proceeds of such Indebtedness, and (2) the Indebtedness secured by any such Lien shall not exceed the purchase price of the Property purchased with the proceeds of such indebtedness; and

                  (i) extensions, renewals or replacements of any Lien referred to in Section 7.3(a), provided that the principal amount of the Indebtedness or obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the Property originally encumbered thereby.

         Section 7.4 Mergers, Sales, etc. Merge into or with or consolidate with, or permit any other Credit Party to merge into or with or consolidate with, any other Person, or sell, lease or otherwise dispose of all or substantially all of its Property to any other Person. In addition to the foregoing, Parent and the Borrower will not, nor will Parent or the Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any Collateral; provided, that, any Credit Party may sell, transfer or otherwise dispose of any such Collateral or all or substantially all of its Property if each of the following conditions is satisfied: (i) the Borrower shall have provided the Administrative Agent with not less than ten (10) Business Days notice of such sale, transfer or other disposition, (ii) no Benchmark Collateral Value Deficiency or Benchmark Marketable Collateral Value Deficiency exists prior to the consummation of such sale, transfer or other disposition, (iii) no Default has occurred which is continuing, and (iv) the Borrower will immediately upon the consummation of such sale, transfer or other disposition either (a) make a prepayment of principal on the Term Loan in an amount sufficient to eliminate any resulting Benchmark Collateral Deficiency, or
(b) submit additional Collateral owned by Parent or the Borrower consisting of cash, marketable Equity or other Equity reasonably acceptable to the Administrative Agent and Required Lenders with a value sufficient to increase the aggregate value of all Collateral securing the Lender Indebtedness to an amount not less than 166.67% of the then outstanding principal balance of the Term Loan. Simultaneously with the submission of additional Collateral pursuant to clause (b) above, the

Borrower shall deliver to the Administrative Agent and each Lender a Collateral Value Certificate covering the existing and additional proposed Collateral.

         Section 7.5 Restricted Payments. Declare, pay or make, or agree to declare, pay or make, directly or indirectly, any Restricted Payment, except that

                  (a) Parent may declare and pay dividends with respect to (i) its Series B Preferred Stock in cash, and (ii) its capital stock solely in additional shares of its common stock;

                  (b) Parent may make payments to Epsilon Trust and Troup pursuant to the terms of the Shareholder Agreement; and

                  (c) provided no Default, Event of Default, Benchmark Collateral Deficiency or Benchmark Marketable Collateral Deficiency then exists, and provided further no Default or Event of Default would result from any such Restricted Payment, other Restricted Payments as long as at any date and immediately after giving effect thereto, the sum of the aggregate amount of all Restricted Payments made from and after the Closing Date to and including such date shall not exceed the Restricted Payment Limit in effect at such date.

         Section 7.6 Investments, Loans, etc. Make or permit any loans to or investments in any Person, other than:

                  (a) investments, loans or advances, the material details of which have been set forth on Schedule 5.7;

                  (b) investments in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (c) investments in certificates of deposit of maturities less than one year, issued by commercial banks in the United States having capital and surplus in excess of $100,000,000 and having short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

                  (d) investments in commercial paper of maturities of not more than 180 days rated the highest credit rating obtainable from Standard & Poor's Ratings Group and Moody's Investors Service, Inc.;

                  (e) investments in securities that are obligations of the United States government purchased by Parent or any Subsidiary of Parent under fully collateralized repurchase agreements pursuant to which arrangements are made with selling financial institutions (being a financial institution having unimpaired capital and surplus of not less than $100,000,000 and with short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by Parent or such Subsidiary, and other similar short-term investments made in connection with Parent's or any of its Subsidiary's cash management practices; provided that Parent shall take possession of all securities purchased by Parent or any Subsidiary under repurchase agreements and shall adhere to customary margin and mark-to-market procedures with respect to fluctuations in value;

                  (f) investments, contributions, loans or advances to Parent or any Subsidiary of Parent; provided, that such loans or advances are subordinated to the repayment of the Lender Indebtedness on terms and conditions satisfactory to the Administrative Agent; and

                  (g) investments, loans or advances (in addition to those contemplated by subsections (a), (b), (c), (d), (e) and (f) of this Section 7.6) measured at cost on a cumulative basis from and after the date of this Agreement not exceeding $500,000.

         Section 7.7 Sales and Leasebacks. Enter into, or permit any other Credit Party to enter into, any arrangement, directly or indirectly, with any Person whereby Parent or any other Credit Party shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby Parent or any other Credit Party shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which Parent or any other Credit Party intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 7.8 Nature of Business. Except with the consent of the Lenders, engage in, or permit any Subsidiary of Parent to engage in, any business other than the businesses in which they are engaged in as of the Closing Date or that are directly related thereto.

         Section 7.9 ERISA Compliance. Except for matters described in paragraphs (a), (b), (c), (g) and (i) below that could not reasonably be expected, individually or in the aggregate, to result in any material liability of Parent, any Subsidiary of Parent or any ERISA Affiliate.

                  (a) Engage in, or permit a Subsidiary of Parent or any ERISA Affiliate to engage in, any transaction in connection with which Parent, a Subsidiary of Parent or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Sections 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) Terminate, or permit a Subsidiary of Parent or any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of Parent, a Subsidiary of Parent or any ERISA Affiliate to the PBGC or any other Governmental Authority;

                  (c) Fail to make, or permit a Subsidiary of Parent or any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, Parent, a Subsidiary of Parent or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow a Subsidiary of Parent or any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) Contribute to or assume an obligation to contribute to, or permit a Subsidiary of Parent or any ERISA Affiliate to contribute to or assume an obligation to contribute to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

                  (f) Acquire, or permit a Subsidiary of Parent or any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to Parent or a Subsidiary of Parent or with respect to any ERISA Affiliate of Parent or a Subsidiary of Parent if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

                  (g) Fail to pay, or cause to be paid, to the PBGC in a timely manner, and without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to

Sections 4006 and 4007 of ERISA;

                  (h) Amend, or permit a Subsidiary of Parent or any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that Parent, a Subsidiary of Parent or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code;

                  (i) Incur, or permit a Subsidiary of Parent or any ERISA Affiliate to incur, a material liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; or

                  (j) Permit, or allow a Subsidiary of Parent or any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate to exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities.

         Section 7.10 Sale or Discount of Receivables. Sell, with or without recourse, for discount or otherwise, or permit any other Credit Party to discount or sell, with or without recourse, for discount or otherwise, any notes or accounts receivable.

         Section 7.11 Negative Pledge Agreements. Create, incur, assume or suffer to exist, or permit any other Credit Party to create, incur, assume or suffer to exist, any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Collateral of any Credit Party, or which requires the consent of or notice to other Persons in connection therewith other than (a) this Agreement and the other Financing Documents, and (b) the Subordinated Debentures Indenture and the Subordinated Debentures.

         Section 7.12 Transactions with Affiliates. Enter into any transaction or series of transactions, or permit any Subsidiary of Parent to enter into any transaction or series of transactions, with Affiliates of any such Person (other than Subsidiaries of Parent) which involve an outflow of money or other Property from Parent or any other such Person to an Affiliate of Parent or any other such Person (other than Subsidiaries of Parent), including, but not limited to, repayment of Indebtedness, management fees, compensation, salaries, bonuses, asset purchase payments or any other type of fees or payments similar in nature except for (a) payments described in Section 7.5(b), and (b) those which are in the ordinary course of business of Parent and such other Person and are on fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

         Section 7.13 Unconditional Purchase Obligations. Enter into or be a party to, or permit any other Credit Party to enter into or be a party to, any material contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

         Section 7.14 [Intentionally Deleted].

         Section 7.15 [Intentionally Deleted].

         Section 7.16 Intercompany Transactions. Create, or permit any Subsidiary of Parent (other than Brookwood) to create, or otherwise cause or permit to exist or become effective, except as may be expressly permitted or required by the Financing Documents, any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution to Parent or any Subsidiary of Parent in respect of such Person's capital stock, membership interests or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to Parent or any Subsidiary of Parent, (c) make any loan or advance to Parent or any Subsidiary of Parent, or (d) sell, lease or transfer any of its Property to Parent or any Subsidiary of Parent.

         Section 7.17 [Intentionally Deleted].

         Section 7.18 Modifications to Organizational Documents. Amend, modify or waive (or permit the amendment, modification or waiver of) any provision or covenant contained in the organizational or charter documents of Parent or any Subsidiary of Parent if such amendment, modification or waiver would cause or result in a Material Adverse Effect.

         Section 7.19 Modifications to Subordinated Debentures; Payment Restrictions.

                  (a) Amend, modify or waive any term or provision of the Subordinated Debentures or the Subordinated Debentures Indenture if the effect of such amendment, modification or waiver (1) subjects Parent or any Subsidiary of Parent to any additional material obligation, (2) increases the principal of or rate of interest on any Subordinated Debenture, (3) accelerates the date fixed for any payment of principal or interest on any Subordinated Debenture, or
(4) relates to the subordination provisions thereof.

                  (b) Make any payment on or defeasance of any part of the Subordinated Debentures (whether a voluntary or mandatory prepayment, a payment at scheduled maturity or otherwise), except, provided no Default, Event of Default, Benchmark Collateral Deficiency or Benchmark Marketable Collateral Deficiency has occurred and is continuing, regularly scheduled payments of interest on the Subordinated Debentures.

                                    ARTICLE 8
                                EVENTS OF DEFAULT

         Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

         Section 8.1 Payments. (a) The Borrower shall fail to pay when due (including, but not limited to, by mandatory prepayment required pursuant to Section 2.5) any principal of, or interest on, any Term Loan or any Term Note, or (b) the Borrower or Parent shall fail to pay any fee or any other amount payable hereunder or under any other Financing Document, and such failure to pay shall continue unremedied for a period of five days;

         Section 8.2 Covenants Without Notice. Parent and/or the Borrower shall fail to observe or perform any covenant or agreement contained in Sections 4.3, 4.4, 6.1, 6.5, 6.7 or 6.9;

         Section 8.3 Other Covenants. Parent and/or the Borrower shall fail to observe or perform any covenant or agreement contained in (a) Section 6.10 or
Article 7 and, if capable of being remedied, such failure shall remain unremedied for 10 days after the earlier of (i) Parent's or the Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Parent or the Borrower by the Administrative Agent, or (b) this Agreement, other than those referred to in Sections 8.1, 8.2 or 8.3(a) and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Parent's or the Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Parent or the Borrower by the Administrative Agent;

         Section 8.4 Other Financing Document Obligations. Default is made in the due observance or performance by Parent or any other Credit Party of any of the covenants or agreements contained in any Financing Document other than this Agreement, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Financing Document;

         Section 8.5 Representations. Any representation, warranty or statement made or deemed to be made by Parent or any other Credit Party or any of Parent's or such other Credit Party's officers herein or in any other Financing Document, or in any certificate, request or other document furnished pursuant to or under this Agreement or any other Financing Document, shall have been incorrect in any material respect as of the date when made or deemed to be made;

         Section 8.6 Non-Payments of Other Indebtedness. Parent or any other Credit Party shall fail to make any payment or payments of principal of or interest on any Indebtedness of Parent or such other Credit Party in excess of $500,000 in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

         Section 8.7 Defaults Under Other Agreements. Parent or any other Credit Party shall fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to Indebtedness of Parent or such other Credit Party of $1,000,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate, or, with respect to Parent and such other Credit Parties, to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of $1,000,000 or more in the aggregate of such Indebtedness; or $100,000 or more in the aggregate of any such Indebtedness shall be, or if as a result of such failure or other event may be, required to be prepaid (other than prepayments resulting from excess cash flow) in whole or in part prior to its stated maturity;

         Section 8.8 Bankruptcy. Parent or any Subsidiary of Parent shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Parent or any Subsidiary of Parent and the petition is not controverted within 10 days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of Parent or any Subsidiary of Parent; or Parent or any Subsidiary of Parent commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Parent or any Subsidiary of Parent or there is commenced against Parent or any Subsidiary of Parent any such proceeding which remains unstayed or undismissed for a period of 60 days; or Parent or any Subsidiary of Parent is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Parent or any Subsidiary of Parent suffers any appointment of any custodian or the like for it or any substantial part of its Property to continue undischarged or unstayed for a period of 60 days; or Parent or any Subsidiary of Parent makes a general assignment for the benefit of creditors; or Parent or any Subsidiary of Parent shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Parent or any Subsidiary of Parent shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate, limited liability company or other action is taken by Parent or any Subsidiary of Parent for the purpose of effecting any of the foregoing;

         Section 8.9 Money Judgment. Judgments or orders for the payment of money involving in the aggregate at any time a liability (net of any insurance proceeds or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of more than $500,000, or that would otherwise have a Material Adverse Effect shall be rendered against Parent or any other Credit Party and such judgment or order shall continue unsatisfied in accordance with the terms of such judgment or order (in the case of a money judgment) and in effect for a period of 60 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

         Section 8.10 Discontinuance of Business. Any Credit Party shall cease to be principally engaged in the businesses and operations in which such Persons were principally engaged on the Closing Date;

         Section 8.11 Financing Documents. Any Material Provision of any of the Financing Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be limited as stated in Section 5.3) in accordance with its terms, or, in the case of any of the Security Instruments, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or Parent or any other Credit Party (or any other Person who may have granted or purported to grant such Lien) shall so state in writing. As used in this Section 8.11, "Material Provision" shall mean (a) with respect to this Agreement, the Term Notes, or the Facility Guaranty, any material term, covenant, or agreement set forth therein, and (b) with respect to any other Financing Document, any provision if the validity and enforceability thereof is necessary for such Financing Document to accomplish its stated, or clearly intended, purpose or otherwise necessary in order for any Lender to enforce any material right or remedy under any Financing Document;

         Section 8.12 Change of Control. The occurrence of a Change of Control;

         Section 8.13 Subordination of Lender Indebtedness. The Subordinated Debentures shall cease, for any reason, to be validly subordinated to the Lender Indebtedness, as provided in the Subordinated Debentures Indenture and the Intercreditor Agreement, or Parent, any Subsidiary of Parent, any Affiliate of any such party, or any holder of Subordinated Debentures shall violate the subordination provisions of the Subordinated Debentures Indenture or the Intercreditor Agreement, or contest the validity thereof in any legal, arbitration, mediation or similar proceeding; or

         Section 8.14 Default Under Subordinated Indebtedness. The occurrence of an event of default under the Subordinated Debentures Indenture;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written or telex request of the Required Lenders, shall, by written notice to Parent and the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Term Note, to enforce its claims against Parent and the other Credit Parties: declare the entire principal amount of and all accrued interest on all Lender Indebtedness then outstanding to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by Parent and the Borrower, and thereupon take such action as it may deem desirable under and pursuant to the Financing Documents; provided, that, if an Event of Default specified in Section
8.8 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to Parent and the Borrower, as specified above, shall occur automatically without the giving of any such notice.

                                    ARTICLE 9
                            THE ADMINISTRATIVE AGENT

         Section 9.1 Appointment of Administrative Agent. Each Lender hereby designates First Bank Texas, N.A., as Administrative Agent to act as herein specified and as specified in the other Financing Documents. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Term Notes, and the other Financing Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees.

         Section 9.2 Limitation of Duties of Administrative Agent. The Administrative Agent shall have no duties or responsibilities except those expressly set forth with respect to the Administrative Agent in this Agreement and as specified in the other Financing Documents. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein.

         Section 9.3 Lack of Reliance on the Administrative Agent.

                  (a) Independent Investigation. Independently and without reliance upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make, (1) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (2) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, and the other Financing Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the transactions contemplated herein or at any time or times thereafter.

                  (b) Administrative Agent Not Responsible. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Term Notes, or the other Financing Documents or the financial condition of the Credit Parties or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Term Notes or the other Financing Documents, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default.

         Section 9.4 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Term Notes and the other Financing Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement, the Term Notes and the other Financing Documents in accordance with the instructions of the Required Lenders, or to the extent required by Section 10.2, all of the Lenders.

         Section 9.5 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent may consult with legal counsel (including counsel for Parent and the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 9.6 INDEMNIFICATION OF ADMINISTRATIVE AGENT. TO THE EXTENT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED AND INDEMNIFIED BY PARENT OR THE BORROWER, EACH LENDER WILL REIMBURSE AND INDEMNIFY THE ADMINISTRATIVE AGENT ON A PRO RATA BASIS, FOR AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND DISBURSEMENTS) OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN PERFORMING ITS DUTIES HEREUNDER, IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT AND BY REASON OF THE ORDINARY NEGLIGENCE OF THE ADMINISTRATIVE AGENT; PROVIDED THAT NO LENDER SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM, AS TO THE ADMINISTRATIVE AGENT, THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         Section 9.7 The Administrative Agent in its Individual Capacity. With respect to their obligations under this Agreement, the Term Loans made by it and the Term Notes issued to it, the Administrative Agent shall have the same rights and powers hereunder as any other Lender or holder of a Term Note and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms "Lenders," "Required Lenders," "holders of Term Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with Parent, the Borrower or any affiliate of Parent as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from Parent or the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         Section 9.8 May Treat Lender as Owner. Parent, the Borrower and the Administrative Agent may deem and treat each Lender as the owner of such Lender's Term Note for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Term Note shall be conclusive and binding on any subsequent owner, transferee or assignee of such Term Note or any promissory note or notes issued in exchange therefor.

         Section 9.9 Successor Administrative Agent.

                  (a) Administrative Agent Resignation. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, Parent and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, upon five days' notice to Parent and the Borrower, to appoint a successor Administrative Agent, subject to the approval of Parent and the Borrower, such approval not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then, upon five (5) days' notice to Parent and the Borrower, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (subject to approval of Parent and the Borrower, such approval not to be unreasonably withheld), which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of


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
any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $200,000,000.

                  (b) Rights, Powers, etc. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

         Section 10.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (b) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified in this
Section 10.1; provided, that notices to the Administrative Agent shall not be effective until actually and physically received.

         Section 10.2 Amendments and Waivers. Neither this Agreement nor any other Financing Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this
Section 10.2. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent shall, from time to time, (x) enter into with Parent and the Borrower, written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or to the other Financing Documents or changing in any manner the rights or obligations of the Lenders, Parent or the Borrower hereunder or thereunder or (y) waive at Parent's or the Borrower's request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Financing Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (a) reduce the amount or extend the scheduled date of maturity of any Term Loan or of any scheduled installment thereof or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or modify any provision that provides for the ratable sharing by the Lenders of any payment or prepayment of Lender Indebtedness to provide for a non-ratable sharing thereof or increase the amount or extend the expiration date of any Lender's Term Loan Commitment or amend, modify or waive any provision of Section 2.9, in each case without the prior written consent of each Lender directly affected thereby;

                  (b) change the currency in which any Term Loan is payable or amend, modify or waive any provision of this Section 10.2 or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all of the Lenders;

                  (c) release (1) Parent from its obligations under the Facility Guaranty, or (2) any material part of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby; provided that the Administrative Agent shall release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by
Section 7.4; and

                  (d) amend, modify or waive any provision of Article 9 without the written consent of the Administrative Agent.

                  Any waiver and any amendment, supplement or modification pursuant to this Section 10.2 shall apply to each of the Lenders and shall be binding upon Parent, the Borrower, the Lenders, the Administrative Agent and all future holders of the Term Loans. In the case of any waiver, Parent, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Financing Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

         Section 10.3 No Waiver; Remedies Cumulative. No failure or delay on the part of Parent, the Borrower or the Administrative Agent or any Lender or any holder of any Term Note in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between Parent, the Borrower, the Administrative Agent or any Lender or any holder of any Term Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Term Notes, this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under the Term Notes, this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Parent, the Borrower, the Administrative Agent or any Lender would otherwise have. No notice to or demand on Parent or the Borrower not required under the Term Notes, this Agreement or any other Financing Document in any case shall entitle Parent or the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         Section 10.4 Payment of Expenses, Indemnities, etc. Parent and the Borrower agree to (and shall be jointly and severally liable for):

                  (a) Expenses. Whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel for the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and, after a Default, refinancing, renegotiation or restructuring of, this Agreement, the Term Notes, and the other Financing Documents and any amendment, waiver or consent relating thereto (including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and in the case of enforcement for any of the Lenders) and, to the extent permitted by the Financing Documents, promptly reimburse the Administrative Agent for all amounts expended, advanced, or incurred by the Administrative Agent or the Lenders to satisfy any obligation of Parent, the Borrower, or the other Credit Parties under this Agreement or any other Financing Document;

                  (b) INDEMNIFICATION. INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES FROM, HOLD EACH OF THEM HARMLESS AGAINST, AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (1) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE TERM LOANS; OR (2) ANY OTHER ASPECT OF THIS AGREEMENT, THE TERM NOTES, AND THE FINANCING DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE

REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM, AND INCLUDING ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES ARISING BY REASON OF ORDINARY NEGLIGENCE OF ANY OF THE ADMINISTRATIVE AGENT AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES; PROVIDED, HOWEVER, THE PROVISIONS OF THIS SECTION 10.4(B) SHALL NOT APPLY TO ANY ACTION, SUITS, PROCEEDINGS, CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES, OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNIFICATION;

                  (c) ENVIRONMENTAL INDEMNIFICATION. INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE ADMINISTRATIVE AGENT AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE TERM LOANS OR ANY FINANCING DOCUMENT) TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT AND INCLUDING ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE TERM LOANS OR ANY FINANCING DOCUMENT) ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF THE ADMINISTRATIVE AGENT AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING (1) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY OR ANY OF THEIR RESPECTIVE PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR RESPECTIVE PROPERTIES, (2) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY PARENT OR ANY OTHER CREDIT PARTY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY, (3) DUE TO PAST OWNERSHIP BY PARENT OR ANY OTHER CREDIT PARTY OF ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (4) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY PARENT OR ANY OTHER CREDIT PARTY, OR
(5) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, THE TERM NOTES OR ANY OTHER FINANCING DOCUMENT; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 10.4(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING PRIMARILY FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED ACTUAL PHYSICAL POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE); AND

                  (d) ENVIRONMENTAL WAIVER. WITHOUT LIMITING THE FOREGOING PROVISIONS, PARENT AND THE BORROWER DO EACH HEREBY WAIVE, RELEASE AND COVENANT NOT TO BRING AGAINST ANY OF THE PERSONS INDEMNIFIED IN THIS SECTION 10.4 ANY DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT THEY MAY NOW OR HEREAFTER HAVE OR ACCRUE (WHICH RELATE TO OR ARISE AS A RESULT OF THE TERM LOANS OR ANY FINANCING DOCUMENT) ARISING FROM (1) ANY ENVIRONMENTAL LAW NOW OR HEREAFTER ENACTED (INCLUDING THOSE APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY) UNLESS THE ACTS OR OMISSIONS OF ANY SUCH PERSON OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, COST RECOVERY ACTION OR LAWSUIT, (2) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF

HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY PARENT OR ANY OTHER CREDIT PARTY, OR (3) THE BREACH OR NON-COMPLIANCE BY PARENT OR ANY OTHER CREDIT PARTY WITH ANY ENVIRONMENTAL LAW OR ENVIRONMENTAL COVENANT APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY, UNLESS THE ACTS OR OMISSIONS OF SUCH PERSON, ITS SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT.

If and to the extent that the obligations of Parent and the Borrower under this
Section 10.4 are unenforceable for any reason, Parent and the Borrower each hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Parent's and the Borrower's obligations under this Section 10.4 shall survive any termination of this Agreement and the payment of the Term Notes.

         Section 10.5 Right of Setoff. In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender or other holder of a Term Note, or any other Lender Indebtedness shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender, or such holder has made any demand or the Borrower's obligations are matured, have the right at any time and from time to time, without notice to Parent or the Borrower (any such notice being expressly waived by Parent and the Borrower) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender to or for the credit or the account of Parent or the Borrower against any and all of the Lender Indebtedness owing to such Lender then outstanding, subject to the provisions of
Section 2.9.

         Section 10.6 Benefit of Agreement. The Term Notes, this Agreement and the other Financing Documents shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided, that neither Parent nor the Borrower may assign or transfer any of their interest hereunder or thereunder without the prior written consent of the Lenders.

         Section 10.7 Successors and Assigns; Participations and Assignments.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Parent nor the Borrower may assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Parent or the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Term Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Term Loan Commitment, the amount of the Term Loan Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $250,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing fee of $500 and all applicable recordation fees, and

(v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent such information relevant to such assignee as the Administrative Agent shall request to evidence such assignee as a Lender hereunder; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to Section 10.7(d), from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections
2.10 and 10.4). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with this Section 10.7(b).

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at its offices in Houston, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitment of, and principal amount of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fees referred to in Section 10.7(b) and any written consent to such assignment required by Section 10.7(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of Parent, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Term Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Parent, the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Sections 10.2(a) or 10.2(b) that affects such Participant. Subject to this Section 10.7(e), Parent and the Borrower each agree that each Participant shall be entitled to the benefits of
Section 2.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.7(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.5 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.9 as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.10(f) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.7 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (h) Parent and the Borrower each authorize each Lender to disclose to any participant or Assignee (each, a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning Parent, the Borrower and Parent's Affiliates which has been delivered to such Lender by or on behalf of Parent or the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of Parent or the Borrower in connection with such Lender's credit evaluation of Parent, the Borrower and Parent's Affiliates prior to becoming a party to this Agreement, provided that, each such Transferee agrees to be bound by the confidentiality provisions of Section 10.12. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of Parent and the Borrower if it would require it to make any filing with any Governmental Authority or qualify any Term Loan or Term Note under the laws of any jurisdiction, and Parent and the Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

         Section 10.8 Governing Law; Submission to Jurisdiction; etc.

                  (a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE TERM NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

                  (b) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE TERM NOTES OR THE OTHER FINANCING DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PARENT AND THE BORROWER EACH HEREBY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. PARENT AND THE BORROWER EACH HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (c) WAIVER OF CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF PARENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS (i) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN

ADDITION TO, ACTUAL DAMAGES; (ii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.8.

                  (d) Process Agent. CT Corporation System, with an office on the date hereof at 350 N. St. Paul, Suite 2900, Dallas, Texas 75201, is the designee, appointee and process agent of Parent and the Borrower designated to receive, for and on behalf of Parent and the Borrower, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement, the Term Notes, or the other Financing Documents. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to Parent and the Borrower at its address set forth opposite its signature below, but the failure of Parent or the Borrower to receive such copy shall not affect in any way the service of such process. Parent and the Borrower each further irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Parent and the Borrower at its said address, such service to become effective 30 days after such mailing.

                  (e) Service of Process. Nothing herein shall affect the right of the Administrative Agent or any Lender or any holder of a Term Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Parent or the Borrower in any other jurisdiction.

         Section 10.9 Independent Nature of Lenders' Rights. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to the other terms and provisions hereof and of the Financing Documents, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         Section 10.10 Invalidity. In the event that any one or more of the provisions contained in the Term Notes, this Agreement or in any other Financing Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) Parent and the Borrower each agree that such invalidity, illegality or unenforceability shall not affect any other provision of the Term Notes, this Agreement or any other Financing Document, and (b) Parent, the Borrower and the Administrative Agent (acting on behalf and at the direction of the Lenders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

         Section 10.11 Renewal, Extension or Rearrangement. All provisions of this Agreement and of any other Financing Documents relating to the Term Notes or other Lender Indebtedness shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Lender Indebtedness originally represented by the Term Notes, or of any part of such other Lender Indebtedness.

         Section 10.12 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of Parent or the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section
10.12 or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than Parent or the Borrower. For the purposes of this Section 10.12, "Information" means all information received from Parent or the Borrower relating to Parent or the Borrower or their businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Parent or the Borrower; provided that, in the case of information received from Parent or the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Section 10.13 Interest. It is the intention of the parties hereto to conform strictly to usury laws applicable to the Administrative Agent and the Lenders (collectively, the "Financing Parties") and the Transactions. Accordingly, if the Transactions would be usurious as to any Financing Party under laws applicable to it, then, notwithstanding anything to the contrary in the Term Notes, this Agreement or in any other Financing Document or agreement entered into in connection with the Transactions or as security for the Term Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Financing Party that is contracted for, taken, reserved, charged or received by such Financing Party under the Term Notes, this Agreement or under any of such other Financing Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such applicable law,
(b) in the event that the maturity of the Term Notes is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Financing Party may never include more than the maximum amount allowed by such applicable law, and (c) excess interest, if any, provided for in this Agreement or otherwise in connection with the Transactions shall be canceled automatically by such Financing Party and, if theretofore paid, shall be credited by such Financing Party on the principal amount of the Borrower's Indebtedness to such Financing Party (or, to the extent that the principal amount of the Borrower's Indebtedness to such Financing Party shall have been or would thereby be paid in full, refunded by such Financing Party to the Borrower). The right to accelerate the maturity of the Term Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Financing Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Financing Parties for the use, forbearance or detention of sums included in the Lender Indebtedness shall, to the extent permitted by law applicable to such Financing Party, be amortized, prorated, allocated and spread throughout the full term of the Term Notes until payment in full so that the rate or amount of interest on account of the Lender Indebtedness does not exceed the applicable usury ceiling, if any. As used in this Section 10.13, the terms "applicable law" or "laws applicable to any Financing Party" shall mean the law of any jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement, or law of the United States of America applicable to any Financing Party and the Transactions which would permit such Financing Party to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law. To the extent that Chapter 303 of the Texas Finance Code, as amended, substituted for or restated is relevant to any Financing Party for the purpose of determining the Highest Lawful Rate, such Financing Party hereby elects to determine the applicable rate ceiling under such Chapter 303 by the interest (weekly) rate ceiling from time to time in effect, subject to such Financing Party's right subsequently to change such method in accordance with applicable law.

         Section 10.14 Entire Agreement. THE TERM NOTES, THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE ADMINISTRATIVE AGENT OR THE LENDERS AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS AMONG SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Section 10.15 Attachments. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         Section 10.16 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

         Section 10.17 Survival of Indemnities. Each of Parent's and the Borrower's obligations under Sections 2.10 and 10.4 shall survive the payment in full of the Term Loans.

         Section 10.18 Headings Descriptive. The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 10.19 Satisfaction Requirement. Unless otherwise specifically stated, if any agreement, certificate, instrument or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination of such satisfaction shall be made by such party in its sole and exclusive judgment exercised reasonably and in good faith.

         Section 10.20 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEYS IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT






                                       THE HALLWOOD GROUP INCORPORATED



                                       By:
                                           ---------------------------------
                                           Melvin J. Melle,
                                           Vice President


                                       Address:    3710 Rawlins, Suite 1500
                                                   Dallas, Texas  75219
                                       Attention:  Melvin J. Melle
                                       Telephone:  (214) 528-5588
                                       Telecopy:   (214) 528-8855


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       HWG LLC



                                       By:
                                           ---------------------------------
                                           William L. Guzzetti,
                                           President


                                       Address:    3710 Rawlins, Suite 1500
                                                   Dallas, Texas  75219
                                       Attention:  Melvin J. Melle
                                       Telephone:  (214) 528-5588
                                       Telecopy:   (214) 528-8855



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT






                                       FIRST BANK TEXAS, N.A., individually and as Administrative Agent



                                       By:
                                           ---------------------------------
                                           Alan Cott,
                                           Senior Vice President


                                       Address:    8820 Westheimer
                                                   Houston, Texas  77063
                                       Attention:  Alan Cott
                                       Telephone:  (713) 954-2486
                                       Telecopy:   (713) 954-2472



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       WALHALLA STATE BANK



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    407 12th Street
                                                   Walhalla, North Dakota  58282
                                       Attention:  Brian Johnson
                                       Telephone:  (701) 549-3761
                                       Telecopy:   (701) 549-3622




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       FIRST INTERNATIONAL BANK & TRUST



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    100 North Main Street
                                                   Watford City, North Dakota
                                                   58854
                                       Attention:  Brad Thompson
                                       Telephone:  (701) 842-2381
                                       Telecopy:   (701) 842-4147




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT




                                       BREMER BUSINESS FINANCE CORPORATION


                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    445 Minnesota Street, Suite
                                                   2000
                                                   St. Paul, Minnesota  55101
                                       Attention:  Susan Woodhall
                                       Telephone:  (651) 312-3742
                                       Telecopy:   (651) 312-3750




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       MIDSTATES BANK, N.A.



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    812 Durant Street
                                                   Harlan, Iowa  51537
                                       Attention:  Larry Peterson
                                       Telephone:  (712) 755-2126
                                       Telecopy:   (712) 755-2683




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       HERITAGE NATIONAL BANK



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    2700 7th Avenue East
                                                   North St. Paul, Minnesota
                                                   55109
                                       Attention:  Thomas Jacobson
                                       Telephone:  (651) 770-2341
                                       Telecopy:   (651) 770-6843




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       FIRST NATIONAL BANK OF DEERWOOD



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    20 Archibald Road
                                                   Deerwood, Minnesota  56444
                                       Attention:  Vern Smith
                                       Telephone:  (218) 534-3111
                                       Telecopy:   (218) 534-3454




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       ROSEMOUNT NATIONAL BANK



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    15055 Chippendale Avenue
                                                   South Rosemount, Minnesota
                                                   55068
                                       Attention:  Sid Aarestad
                                       Telephone:  (651) 423-5000
                                       Telecopy:   (651) 423-5148




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       SAND RIDGE BANK



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    2611 Highway Avenue
                                                   Highland, Indiana  46322
                                       Attention:  Don Harris
                                       Telephone:  (219) 972-7344
                                       Telecopy:   (219) 972-7360




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT





                                       FIRST NATIONAL BANK & TRUST CO. OF
                                       WILLISTON



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    22 East 4th Street
                                                   Williston, North Dakota
                                                   58802
                                       Attention:  Terry Lee
                                       Telephone:  (701) 572-2113
                                       Telecopy:   (701) 572-9763



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT




                                       BREMER BANK, NATIONAL ASSOCIATION



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    3100 South Columbia Road
                                                   Grand Forks, North Dakota
                                                   58201
                                       Attention:  Mike Porter
                                       Telephone:  (701) 795-4502
                                       Telecopy:   (701) 795-4568




                                [Signature Page]

                                  SCHEDULE 1.1

                                 HOTEL MORTGAGES



                                 Schedule 1.1-1

                                  SCHEDULE 5.7

                                   INVESTMENTS



                                 Schedule 5.7- 1

                                  SCHEDULE 5.8

                                   LITIGATION



                                 Schedule 5.8-1

                                  SCHEDULE 5.13

                                EXISTING DEFAULTS



                                 Schedule 5.13-1

                                  SCHEDULE 5.19

                                  SUBSIDIARIES



                                 Schedule 5.19-1

                                  SCHEDULE 5.20

                                    INSURANCE



                                 Schedule 5.20-1

                                  SCHEDULE 5.23

                              EMPLOYMENT CONTRACTS



                                 Schedule 5.23-1

                                  SCHEDULE 5.25

                            OWNERSHIP/CAPITALIZATION



                                 Schedule 5.25-1

                                  SCHEDULE 7.2

                              EXISTING INDEBTEDNESS



                                 Schedule 7.2-1

                                  SCHEDULE 7.3

                                      LIENS



                                 Schedule 7.3-1

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT




                                       SECURITY STATE BANK



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    400 2nd Avenue South West
                                                   Jamestown, North Dakota 58402
                                       Attention:  Tom Watson
                                       Telephone:  (701) 251-2040
                                       Telecopy:   (701) 251-9187




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                                CREDIT AGREEMENT
                     BY AND AMONG HWG LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                     LENDERS, AND FIRST BANK TEXAS, N.A., AS
                              ADMINISTRATIVE AGENT




                                       BREMER BANK, NATIONAL ASSOCIATION



                                       By:
                                           -------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       Address:    208 East College Drive
                                                   Marshall, Minnesota 56258
                                       Attention:  Roger Tjosaas
                                       Telephone:  (507) 537-0224
                                       Telecopy:   (507) 537-1308




                                [Signature Page]

                                     ANNEX I


LENDER                                                 TERM LOAN COMMITMENT
------                                                 --------------------
First Bank Texas, N.A.                                       $9,000,000
Walhalla State Bank                                            $250,000
First International Bank & Trust                               $500,000
Bremer Business Finance Corporation                          $3,000,000
Midstates Bank, N.A.                                           $500,000
Heritage National Bank                                         $500,000
First National Bank of Deerwood                                $500,000
Rosemount National Bank                                        $250,000
Sand Ridge Bank                                              $1,000,000
First National Bank & Trust Co. of Williston                   $500,000
Bremer Bank, National Association                            $1,000,000
Security State Bank                                            $250,000
Bremer Bank, National Association                              $750,000
        Total Term Loan Commitment                          $18,000,000



                                   Annex I-1

                                    EXHIBIT A

                                FORM OF TERM NOTE


$__________                                                 ______________, 1999


         HWG LLC, a Delaware limited liability company (the "Borrower"), for value received, promises and agrees to pay to ___________ (the "Lender"), or order, at the Payment Office of FIRST BANK TEXAS, N.A., at 8820 Westheimer, Houston, Texas 77263, the principal sum of ___________________________________
DOLLARS ($___________________), in lawful money of the United States of America and in immediately available funds, in installments on the dates and in the principal amounts provided in the Credit Agreement referred to below, and to pay interest on the unpaid principal amount of the Term Loans made by the Lender to the Borrower under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Term Loans until such Term Loans shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         In addition to and cumulative of any payment required to be made against this note pursuant to the Credit Agreement, this note, including all principal and accrued interest then unpaid thereon, shall be due and payable on the Term Loan Maturity Date. All payments shall be applied first to accrued interest and the balance to principal, except as otherwise expressly provided in the Credit Agreement. Prepayments on this note shall be applied in the manner set forth in the Credit Agreement.

         This note is one of the Term Notes referred to in the Credit Agreement dated as of December 21, 1999, by and among the Borrower, The Hallwood Group Incorporated, as Parent Guarantor, First Bank Texas, N.A., individually, and as Administrative Agent, and the financial institutions parties thereto (including the Lender) (such Credit Agreement, together with all amendments or supplements thereto, being the "Credit Agreement"). This note evidences the Term Loans made by the Lender thereunder and shall be governed by the Credit Agreement. Capitalized terms used but not defined in this note and which are defined in the Credit Agreement shall have the meanings herein as are assigned in the Credit Agreement.

         The Lender is hereby authorized by the Borrower to endorse on Schedule A (or a continuation thereof) attached to this note, the amount and date of each payment or prepayment of principal of the Term Loans received by the Lender and the interest rates applicable to the Term Loans, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Borrower under the Credit Agreement or under this note in respect of the Term Loans.

         Except only for any notices which are specifically required by the Credit Agreement or the other Financing Documents, the Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including but not limited to notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete enforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         The Credit Agreement provides for the acceleration of the maturity of this note upon the occurrence of certain events and for prepayment of Term Loans upon the terms and conditions specified therein. Reference is made to the Credit Agreement for all other pertinent purposes.

         This note is issued pursuant to and is entitled to the benefits of the Credit Agreement and is secured by the Security Instruments.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

                                      HWG LLC


                                      By:
                                          ------------------------------
                                          Name:
                                                ------------------------
                                          Title:
                                                 -----------------------

                                   SCHEDULE A

This Note evidences Term Loans made by the Lender under the within-described Credit Agreement to the Borrower, which Term Loans are in the principal amounts, at the interest rates (and interest periods), and were made and repaid or prepaid on the dates set forth below:


                     Principal                                                               Amount
Date                   Amount             Interest       Maturity      Date of Payment       Paid or          Balance
Made                  of Loan               Rate           Date         or Prepayment        Prepaid        Outstanding
----                 --------             --------       --------     ----------------       -------        -----------





                                  Schedule A-1

                                    EXHIBIT B

                     FORM OF OPINION OF JENKENS & GILCHRIST

                                   EXHIBIT C-1

                            FORM OF FACILITY GUARANTY




                                      C-1-1

                                   EXHIBIT C-2

                           FORMS OF PLEDGE AGREEMENTS



                                      C-2-1

                                   EXHIBIT C-3

               FORM OF COLLATERAL ASSIGNMENT OF INTERCOMPANY NOTE



                                      C-3-1

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE


        Reference is made to the Credit Agreement, dated as of December 21, 1999 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among HWG LLC, as the Borrower, THE HALLWOOD GROUP INCORPORATED, as Parent Guarantor, FIRST BANK TEXAS, N.A., Individually, and as Administrative Agent, and the Lenders now or hereafter parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         ______________________ (the "Assignor") and _________________ (the
"Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Transfer Effective Date (as defined below), a percentage interest (the "Assigned Interest") as set forth in Schedule 1 in and to all the Assignor's rights and obligations under the Credit Agreement and the other Financing Documents with respect to the credit facilities provided for in the Credit Agreement (the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Financing Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Financing Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Parent, the Borrower, any other Credit Party or any other obligor or the performance or observance by Parent, the Borrower, any other Credit Party or any other obligor of any of their respective obligations under the Credit Agreement, any other Financing Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Term Notes held by it evidencing the Assigned Facilities and requests that the Administrative Agent exchange such Term Notes for new Term Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facilities) new Term Notes payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective
Date).(1)

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement together with copies of the Financial Statements and/or such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Financing Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and


-----------------

         (1) Term Notes should only be requested when specifically required by the Assignee and/or the Assignor, as the case may be.

authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such power and discretion under the Credit Agreement, the other Financing Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgments of such Assignee as a Lender contained in Section 9.3 of the Credit Agreement; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including, but not limited to, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.10(f) of the Credit Agreement.

         4. The effective date of this Assignment and Acceptance shall be ____________, ____ (the "Transfer Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to
Section 10.7 of the Credit Agreement, effective as of the Transfer Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Transfer Effective Date or accrued subsequent to the Transfer Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for the periods prior to the Transfer Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Financing Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of Sections 2.10 and 10.4 thereof.

         7. Notwithstanding any other provision hereof, if the consents of Parent, the Borrower and the Administrative Agent hereto are required under
Section 10.7 of the Credit Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been obtained.

         8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                                     TO THE
                            ASSIGNMENT AND ACCEPTANCE

Re: Credit Agreement, dated as of December 21, 1999 among HWG LLC, as the Borrower, The Hallwood Group Incorporated, as Parent Guarantor, First Bank Texas, N.A., Individually, and as Administrative Agent, and the Lenders now or hereafter parties thereto

Name of Assignor:

Name of Assignee:

Transfer Effective Date of Assignment:


                              Percentage of
                              Assignor's
                              Interest in
Credit                        Credit                        Principal                     Commitment
Facility                      Facility                      Amount                        Percentage
Assigned                      Assigned                      Assigned                      Assigned
--------                      -------------                 ---------                     ----------


                              --------%                     $--------                     --.----%


[NAME OF ASSIGNEE]                          [NAME OF ASSIGNOR]


By:                                         By:
   ---------------------------                  ---------------------------
        Title:                                     Title:


Accepted for recording in the               Consented To:
Register:

FIRST BANK TEXAS, N.A.,                     HWG LLC
as Administrative Agent


By:                                         By:
   ---------------------------                  ---------------------------
        Title:                                     Title:


                                            FIRST BANK TEXAS, N.A.,
                                            as Administrative Agent


                                            By:
                                                ----------------------------
                                                   Title:



                                  Schedule 1-1

                                    EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

                                    EXHIBIT F

                      FORM OF COLLATERAL VALUE CERTIFICATE

                                 PROMISSORY NOTE

$18,000,000.00                                               December 21, 1999

         FOR VALUE RECEIVED, payable on demand, the undersigned, THE HALLWOOD GROUP INCORPORATED, a Delaware corporation ("Maker"), promises to pay to the order of HWG LLC, a Delaware limited liability company ("Payee") at the offices of Payee at 3710 Rawlins, Suite 1500, Dallas, Texas 75219, in immediately available funds and in lawful money of the United States of America, the principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) ("Total Principal Amount"), together with interest on such Total Principal Amount from the date hereof at a rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Lawful Rate (as hereinafter defined), or (b) the Fixed Rate (as hereinafter defined), calculated on the basis of the actual days elapsed but computed as if each year consisted of three hundred sixty (360) days, each change in the rate to be charged on this Promissory Note (this "Note") to become effective without notice to Maker on the effective date of each change in the Maximum Lawful Rate or Fixed Rate, as the case may be; provided, however, that if at any time the rate of interest calculated with reference to the Fixed Rate shall exceed the Maximum Lawful Rate, thereby causing the interest on this Note to be limited to the Maximum Lawful Rate, then any subsequent increase of the Maximum Lawful Rate in excess of the Fixed Rate shall not reduce the rate of interest on this Note below the Maximum Lawful Rate to the Fixed Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Fixed Rate had at all times been in effect.

         The term "Fixed Rate," as used herein, shall mean ten and one quarter percent (10.25%) per annum.

         The term "Maximum Lawful Rate," as used herein, shall mean, at the particular time in question, the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Lawful Rate shall be automatically increased or decreased, as the case may be, without notice to Maker from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Lawful Rate shall be equal to fifteen percent (15.00%) per annum.

         The entire unpaid principal balance of this Note, and all accrued and unpaid interest on the unpaid principal balance of this Note, shall be due and payable in full on demand.

         All payments of the indebtedness evidenced by this Note shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Payee indicated above, or such other place as the holder of this Note shall designate in writing to Maker. Any portion of the principal of this Note that is repaid or prepaid may not be reborrowed. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined) such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day except a Saturday, Sunday or other date on which national banks in Houston, Texas are authorized by law to close. The books and records of Payee shall be prima facia evidence of all outstanding principal of and accrued and unpaid interest on this Note.

         Maker agrees that no proceeds of this Note shall be used for personal, family or household purposes, and that all proceeds hereunder shall be used solely for general corporate purposes.

         In connection with this Note, Maker hereby represents and warrants to Payee as follows:

         a. The execution, delivery, and performance of this Note by Maker have been duly authorized by all necessary action by Maker, and constitute the legal, valid and binding obligations of Maker, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles; and

         b. The execution, delivery and performance of this Note by Maker, and the consummation of the transactions contemplated hereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of Maker's certificate of incorporation or bylaws, or any agreement or other instrument binding upon Maker, or (B) any law, governmental regulation, court decree or order applicable to Maker, or (ii) require the consent, approval or authorization of any third party.

         Until this Note is fully paid and satisfied, Maker will furnish to Payee such information respecting the business, properties, condition or operations, financial or otherwise, of Maker as Payee may from time to time reasonably request.

         Each of the following shall constitute an "Event of Default" under this
Note:

         (a) The failure, refusal or neglect of Maker to pay when due any part of the principal of, or interest on, this Note after such payment has become due and payable; or

         (b) Any representation contained herein made by Maker is false or misleading in any material respect; or

         (c) If Maker (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof such party consents or acquiesces in such appointment or possession;
(iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30)days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party;
(v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

         Nothing contained in this Note shall be construed to limit the events of default enumerated hereinabove and all such events of default shall be cumulative.

         Maker agrees that upon the occurrence of any Event of Default, the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) pursue any and all other rights, remedies and recourses available to the holder hereof, including, but not limited to, any such rights, remedies or recourses, at law or in equity, or
(iii) pursue any combination of the foregoing.

         The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such uncured Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under this Note as originally provided herein.

         This Note is intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Payee's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is the express intent of Maker and Payee that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been paid in full, refunded to Maker), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectable hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Maker for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Maker to Payee under this Note shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. It is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Maker agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees. Maker hereby agrees to pay on demand all reasonable fees and expenses of counsel to Payee incurred by Payee in connection with the preparation, negotiation and execution of this Note and all related documents.

         Maker and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

         THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

         This Promissory Note is executed as of the 21st day of December, 1999

                                            MAKER:
                                            -----

                                            THE HALLWOOD GROUP INCORPORATED


                                            By:
                                               --------------------------------
                                               Melvin J. Melle,
                                               Vice President

                     ALLONGE ENDORSEMENT TO PROMISSORY NOTE,
                      DATED DECEMBER 21, 1999, EXECUTED BY
                        THE HALLWOOD GROUP INCORPORATED,
                           AND PAYABLE TO THE ORDER OF
                                     HWG LLC


         Pay to the order of FIRST BANK TEXAS, N.A., as Administrative Agent for the ratable benefit of itself, and each other Lender a party to the Credit Agreement dated as of December 21, 1999, by and among HWG LLC, The Hallwood Group Incorporated, First Bank Texas, N.A., as Administrative Agent, and the Lenders a party thereto WITH RECOURSE AND WARRANTY.

                                           HWG LLC,
                                           a Delaware limited liability company



                                           By:
                                              ---------------------------------
                                               William L. Guzzetti,
                                               President

--------------------------------------------------------------------------------






                                PLEDGE AGREEMENT


                                     Between

                                    HWG LLC,
                                   as Pledgor


                                       and


                             FIRST BANK TEXAS, N.A.,
                    as Administrative Agent and Secured Party


                                December 21, 1999







--------------------------------------------------------------------------------

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement") is made as of December 21, 1999, by HWG LLC, a Delaware limited liability company ("Pledgor"), in favor of FIRST BANK TEXAS, N.A., as Administrative Agent (in such capacity, "Secured Party") for the ratable benefit of itself, and each other Lender a party to the Credit Agreement described below.

         1. AGREEMENT.


         (a) Pledge. Upon the terms hereof, for value received, Pledgor hereby irrevocably and unconditionally pledges, assigns, hypothecates and transfers to Secured Party, for the ratable benefit of itself, the other Lenders a party to the Credit Agreement, a first and prior pledge and security interest in (1) all membership, limited liability company, limited partnership and other ownership interests of (i) Hallwood Realty, LLC, a Delaware limited liability company ("Hallwood Realty"), now or hereafter owned beneficially or of record by Pledgor, including, without limitation, the ownership interests described on Exhibit A attached hereto (together with any certificate or instrument evidencing such interest), (ii) Hallwood Commercial Real Estate, LLC, a Delaware limited liability company ("HCRE"), now or hereafter owned beneficially or of record by Pledgor, including, without limitation, the ownership interests described on Exhibit A attached hereto (together with any certificate or instrument evidencing such interest), and (iii) Hallwood Realty Partners, L.P., a Delaware limited partnership ("HRY"; and together with Hallwood Realty and HCRE, collectively referred to herein as the "Companies" and individually as a "Company"), owned beneficially or of record by Pledgor, and described on Exhibit A attached hereto (together with any certificate or instrument evidencing such interest) (all of the foregoing being referred to herein as the "Pledged Equity"), (2) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Equity, and all cash, securities, dividends and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and any other property substituted or exchanged therefor (all of the foregoing described in clauses (1), (2) and (3) being collectively referred to herein as the "Collateral"). Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Credit Agreement, dated as of December 21, 1999, among Pledgor, The Hallwood Group Incorporated, a Delaware corporation ("Parent"), Secured Party, and the Lenders (such agreement, together with all amendments, modifications and restatements, including, without limitation, those that increase the amount of indebtedness thereunder, being referred to herein as the "Credit Agreement"). Notwithstanding any contrary provision in this Agreement, however, the pledge hereunder is limited to the extent, if any, required so that such pledge is not subject to avoidance under applicable bankruptcy or other debtor relief laws.

         2. OBLIGATIONS.


         (a) Description of Obligation. The following obligations (collectively, the "Obligations") are secured by this Agreement:


                           (1) All debt, obligations, liabilities and agreements of any nature of Pledgor and Parent to Secured Party and each Lender, whether matured or unmatured, fixed or contingent, including all future advances, now or hereafter existing, arising pursuant to or in connection with (A) this Agreement; (B) the Credit Agreement; (C) all other Financing Documents; and (D) all amendments, modifications, renewals, extensions, increases, substitutions or rearrangements of any of the foregoing.

         (b) All costs incurred by Secured Party to obtain, preserve, perfect and enforce this Agreement, the other Financing Documents, and the pledge and security interest granted hereby, collect the Obligations, and maintain, preserve, collect and enforce the Collateral, including, without limitation, taxes, assessments, attorneys' fees and legal expenses, and expenses of sale.

         (c) Interest on the above amounts as agreed to by Pledgor under the Financing Documents, including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Pledgor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et seq. whether or not a claim is allowed for the same in any such proceeding.

         3. COVENANTS, REPRESENTATIONS AND WARRANTIES.


         (a) Representations and Warranties.


                           (1) Representations and Warranties Concerning Pledgor. Pledgor represents and warrants that (A) the chief place of business and chief executive office of Pledgor and the office where Pledgor keeps all of its records is located at 3710 Rawlins, Suite 1500, Dallas, Texas 75219; (B) no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Pledgor of the Collateral pledged by it hereunder, for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest), or (iii) for the exercise by Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement; (C) Pledgor possesses all material licenses and permits, required for its ownership of the Collateral and the operations of its business; (D) Pledgor is not, nor will the execution, delivery and performance and compliance with the terms of this Agreement cause Pledgor to be in violation of any applicable material law or in default (nor has any event occurred which, with notice or lapse of time or both, could constitute a default) under any debt or other contractual obligation of Pledgor; (E) except as disclosed in the Credit Agreement, there is no litigation, arbitration or other proceeding pending or threatened against or affecting Pledgor or its assets or properties; and (F) Pledgor has full power, authority and legal right to execute, deliver and perform this Agreement.

                           (2) Representations and Warranties Concerning the Collateral. Pledgor represents and warrants that (A) the ownership interests pledged hereunder are duly authorized, validly issued, fully paid and nonassessable; (B) Pledgor is the sole legal and beneficial owner of the Collateral pledged by it and the pledge, assignment and delivery of the Collateral create a valid first and prior perfected security interest in the Collateral and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof; and (C) no dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by Pledgor to Secured Party of Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, (i) with respect to such Collateral, and each item thereof, Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral, and (ii) the matters warranted in this paragraph are true and correct.

         (b) Covenants.


                           (1) Affirmative Covenants. Pledgor covenants and agrees (A) promptly to deliver to Secured Party all instruments, certificates, documents or agreements evidencing any of the

         Collateral; (B) from time to time promptly to execute and deliver to Secured Party all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as Secured Party or any Lender may reasonably request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this Agreement; (C) promptly to furnish Secured Party with any information or writings which Secured Party or any Lender may reasonably request concerning the Collateral; (D) to allow Secured Party or any Lender to inspect all records of Pledgor relating to the Collateral, and to make and take away copies of such records, at Pledgor's expense, at such reasonable times and as often as may be reasonably requested by Secured Party or such Lender; (E) promptly to notify Secured Party of any change in any fact or circumstances warranted or represented by Pledgor in this Agreement or in any other writings furnished by or on behalf of Pledgor to Secured Party or any Lender in connection with the Collateral; (F) promptly to notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest therein, and, at the request of Secured Party, appear in and defend, at Pledgor's expense, any such action or proceeding; and (G) promptly to pay to Secured Party the amount of all costs and attorneys' fees incurred by Secured Party and each Lender hereunder or in connection with the enforcement hereof.

                            (2) Negative Covenants. Except as otherwise provided in the Credit Agreement, Pledgor covenants and agrees that Pledgor will not (A) sell, assign or transfer any of Pledgor's rights in the Collateral; (B) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except for Liens permitted by
         Section 7.3 of the Credit Agreement; (C) cause, permit, or suffer the Companies to take any action that would dilute any of the Collateral, including issuance of any ownership interests which is not pledged to Secured Party; or (D) approve any amendment to the articles of organization, certificate of formation, operating agreement, partnership agreement or other organizational documents of any of the Companies (other than ministerial amendments which would not adversely affect the rights of Secured Party or the Lenders hereunder).

         Notwithstanding anything to the contrary contained herein, in the event of any conflict between the terms and provisions of this Section 3.(b) and the terms and provisions of Article 6 or Article 7 of the Credit Agreement, the terms and provisions of Article 6 and/or Article 7 shall control.

         4. RIGHTS OF SECURED PARTY.


                  (a) Rights to Dividends, Distributions, and Payments. With respect to such instruments which are certificates, bonds or other securities, Secured Party may demand of the obligor issuing the same, and may receive and receipt for, any and all dividends and other distributions (other than cash dividends) payable in respect thereof, whether ordinary or extraordinary. Secured Party shall have the authority, following the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to have such certificates, bonds or other securities registered either in Secured Party's name or in the name of a nominee. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock or ownership interest dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, as a conversion of or in exchange for any of the Collateral, or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with appropriate undated stock powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as additional collateral security for the Obligations. Until and unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and utilize all cash dividends, principal, and interest paid in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, Secured Party shall be entitled to all cash dividends and to any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or reorganization of the issuer thereof which shall be paid to Secured Party to be held by it as additional collateral security for the Obligations. In case any distribution shall be made on or in respect of the Collateral pursuant to the reorganization, liquidation or dissolution of the issuer thereof, the property so distributed shall be delivered to Secured Party to be held by it as additional collateral security for the Obligations. After the occurrence and during the continuance of an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral (other than proceeds of any liquidation or similar proceeding) which are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional Collateral for the Obligations.

                  (b) Preservation of Collateral. Neither Secured Party nor any Lender shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Obligations or any amount payable in respect of the Collateral.

                  (c) Performance by Secured Party. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the Obligations, shall be payable upon demand and shall bear interest at a per annum rate equal to the lesser of the Highest Lawful Rate or the sum of the Fixed Rate plus two percent.

                  (d) Voting Rights. It is expressly understood and agreed that Pledgor shall retain all voting rights to the Collateral until the occurrence and during the continuance of an Event of Default, at which time such voting rights for purposes of collateral preservation shall transfer to Secured Party, at its sole discretion and in accordance with Paragraph 4(e) hereof; provided, however, that no voting, partnership, corporate or management rights shall be exercised or vote cast or consent, waiver or ratification given or action taken by Pledgor that would impair the Collateral or be inconsistent with or violate any provision of this Agreement or any other Financing Documents.

                  (e) POWER OF ATTORNEY. PLEDGOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY COLLATERAL AND APPOINTS SECURED PARTY PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED PARTY'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING) ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

         5. DEFAULT.


                  (a) Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, in addition to any and all other rights and remedies which Secured Party or any Lender may then have hereunder, under any other Financing Documents, under applicable law or otherwise, Secured Party at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law relating to the relief of debtors, (1) obtain from any Person information regarding Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person may furnish without liability to Pledgor; (2) require Pledgor to give possession or control of any of the Collateral to Secured Party; (3) unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds and exercise all other rights which an owner of such Collateral may exercise; (4) declare the entire unpaid balance of principal and interest on the Obligations immediately due and payable, without notice, demand or presentment, which are hereby expressly waived; (5) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (6) after notification, if any, provided for in this Agreement or any other Financing Documents, sell or otherwise dispose of, at the office of Secured Party, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with applicable law, and may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (7) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under applicable law; (8) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part hereof, and Pledgor hereby consents to any appointment;
(9) buy the Collateral at any public sale; and (10) buy the Collateral at any private sale, subject to any restrictions imposed by applicable law. Any Lender may buy the Collateral at any public sale and buy the Collateral at any private sale, subject to the restrictions imposed by applicable law. Pledgor agrees that, if notice is required to be given by applicable law, 10 days' advance written notice shall constitute reasonable notice. Secured Party shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

                  First, to the payment of the costs and expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of Secured Party and the fees and expenses of its agents and counsel;

                  Next, to the payment of the Obligations, as provided in the Credit Agreement and in such order and in such manner consistent with applicable laws as Secured Party in its discretion shall decide; and

                  Finally, to the payment to Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

         If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Pledgor shall remain liable for any deficiency.

                  (b) Securities Laws; Transfer.

                  (1) Immediately upon the occurrence and during the continuance of an Event of Default, Pledgor hereby grants to Secured Party the right to have the Collateral, or any portion thereof, registered and sold under the Securities Act of 1933, as amended ("Securities Act"), or under any applicable state blue sky laws. If Secured Party shall determine to exercise its right to sell any or all of the Collateral pursuant to the terms hereof, and if in the reasonable opinion of Secured Party it is necessary or advisable to have the Collateral (or that portion thereof to be sold) registered under the provisions of the Securities Act, Pledgor will cause the issuer of the Collateral to execute and deliver, and cause the directors and officers thereof to execute and deliver, all at Pledgor's and/or such issuer's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of applicable law. Pledgor agrees to cause the issuer of the Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Secured Party shall designate and to cause the issuer of the Collateral to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (2) Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale conducted in the manner described herein may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any private sale shall be made in a commercially reasonable manner. Secured Party shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such Collateral for public sale under the Securities Act, or under applicable state securities laws, even if the issuer of the Collateral would agree to do so.

                  (3) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sales of any portion or all of the Collateral pursuant to paragraphs (b)(1)(a) and
         (b)(2)(b) of this Section 5 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor's expense. Pledgor further agrees that a breach of any of the covenants contained in this Section 5 will cause irreparable injury to Secured Party and the Lenders and that Secured Party and Lenders may not have an adequate remedy at law in respect of such breach. As a consequence, Pledgor agrees that each and every covenant contained in this Section shall be specifically enforceable against Pledgor. To the extent permitted by applicable law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  (4) Pledgor agrees (A) that in the event Secured Party shall, upon any Event of Default, sell the Collateral or any portion thereof, at a private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of a member of a nationally recognized investment banking firm acceptable to Secured Party, as to the best price reasonably obtainable upon such a private sale thereof, and (B) in the absence of fraud, wilful misconduct and gross negligence, that such reliance shall be conclusive evidence that Secured Party handled such matter in a commercially reasonable manner under the UCC.

         (c) Governmental Approvals. In connection with the exercise by Secured Party of its rights hereunder, it may be necessary to obtain the prior consent or approval of a Governmental Authority or other Persons to the exercise of rights with respect to the Collateral, and any representations and warranties made by Pledgor herein shall be deemed appropriately amended to reflect this fact. Pledgor hereby agrees to execute, deliver and file, and hereby appoints (to the extent permitted under applicable law) Secured Party as its attorney to execute, deliver and file on Pledgor's behalf and in Pledgor's name, all applications, certificates, filings, instruments and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party's opinion, to obtain such consents or approvals. Pledgor further agrees to use its best efforts to obtain such consents or approvals. Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that Pledgor's efforts to obtain any approval required by this Section may be specifically enforced.

         (d) Notice. Notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other Person entitled under applicable law to notice.

         6. GENERAL.


         (a) Secured Party's Duties. The Lenders hereby appoint Secured Party to act as their agent as provided herein. In the event Secured Party is replaced pursuant to Section 9.9 of the Credit Agreement, the successor Secured Party appointed in accordance with Section 9.9 of the Credit Agreement shall be Secured Party hereunder. The powers conferred on Secured Party hereunder are solely to protect the Lenders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as set forth herein Secured Party shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party, and Secured Party shall not be required or obligated,
(1) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (2) to notify Pledgor of any decline in the value of any Collateral.

         (b) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         (c) Waiver. Should any part of the Obligations be payable in installments, the acceptance by any Lender at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver by Secured Party or any Lender of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver by Secured Party or any Lender be deemed to be a continuing waiver. No delay or omission by Secured Party or any Lender in exercising any right or power hereunder, or under any other Financing Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party or any Lender hereunder or under such other writings.

         (d) Interest; Limitation of Law. No provision herein or in any Financing Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. If, in any contingency whatsoever, Secured Party or any Lender shall receive anything of value from Pledgor deemed interest under applicable law which would exceed the maximum amount of interest permissible under applicable law, the provisions of the Credit Agreement shall govern.

         (e) Parties Bound. This Agreement shall be binding on Pledgor and its successors, assigns and legal and personal representatives, administrators, executors, beneficiaries and heirs and shall inure to the benefit of Secured Party and the Lenders, and their successors, assigns and legal representatives; provided, however, that Pledgor may not assign its rights or obligations hereunder without the prior written consent of Secured Party. The rights, powers and interests held by Secured Party hereunder may be transferred and assigned by Secured Party, in whole or in part, at such time and upon such terms as permitted by the Credit Agreement.

         (f) Notice. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the other party. Each such notice, request or other communication shall be effective (1) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (2) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified in this Section 6(f); provided that notices to Secured Party shall not be effective until actually and physically received.

         (g) Waivers by Pledgor. Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any Person liable for the Obligations or any part thereof, notice of any Event of Default and all other notices respecting the Obligations; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligations and any part thereof may be accelerated, increased, extended or renewed one or more times by the Lenders in their discretion, without notice to Pledgor.

         (h) Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Secured Party, nor by course of conduct, usage of trade or mercantile law.

         (i) Control. Notwithstanding anything herein to the contrary, this Agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Pledgor or the issuer of the Collateral by Secured Party, or control, affirmative or negative, direct or indirect, by Secured Party or the Lenders, over the management or any aspect of the day-to-day operation of Pledgor or the issuer of the Collateral, which control remains in Pledgor, the issuer of the Collateral, and their respective shareholders and boards of directors.

         (j) GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC.

         (1) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

         (2) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR

HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (3) WAIVER OF JURY TRIAL AND CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF PLEDGOR AND SECURED PARTY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN, (II) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         (4) Designation of Process Agent. CT Corporation System, with an office on the date hereof at 350 N. St. Paul, Suite 2900, Dallas, Texas 75201, is the designee, appointee and process agent of Pledgor designated to receive, for and on behalf of Pledgor, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to Pledgor at its address set forth opposite its signature below, but the failure of Pledgor to receive such copy shall not affect in any way the service of such process. Pledgor further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at its said address, such service to become effective 30 days after such mailing.

         (5) Service of Process. Nothing herein shall affect the right of Secured Party or any Lender or any holder of a Term Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

         (k) ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER FINANCING DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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



         IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the date first above written.


                                     HWG LLC



                                     By:
                                        ---------------------------------------
                                        William L. Guzzetti,
                                        President


Address of Pledgor:

HWG LLC 3710 Rawlins, Suite 1500
Dallas, Texas 75219
Telephone: 214-528-5588
Telecopy:  214-528-8855

                                     FIRST BANK TEXAS, N.A., as Administrative
                                     Agent and as Secured Party



                                     By:
                                        ---------------------------------------
                                        Alan Cott,
                                        Senior Vice President

Address of Secured Party:

FIRST BANK TEXAS, N.A.
8820 Westheimer
Houston, Texas  77063
Telephone:(713) 954-2486
Telecopy: (713) 954-2472






                                [Signature Page]

                                    EXHIBIT A





          Entity      Certificate No.  Record Owner  Number of Interests
          ------      ---------------  -----------   -------------------

Hallwood Realty
Partners, L.P.           HRP 29410        HWG LLC    211,128 limited
                                                     partnership units
Hallwood Realty
Partners, L.P.           HRP 20018        HWG LLC    17,440 limited partnership
                                                     units
Hallwood Realty
Partners, L.P.           HRP 20019        HWG LLC    71,829 limited partnership
                                                     units
Hallwood Commercial
Real Estate, LLC            N/A           HWG LLC    100% of all outstanding
                                                     limited partnership
                                                     interests

Hallwood Realty, LLC        N/A           HWG LLC    100% of all outstanding
                                                     general partnership
                                                     interests

                                    GUARANTY



         THIS GUARANTY (this "Guaranty") is executed and effective as of the 21st day of December, 1999, by THE HALLWOOD GROUP INCORPORATED, a Delaware corporation ("Guarantor"), in favor of FIRST BANK TEXAS, N. A. and the other financial institutions a party to the Credit Agreement (as hereinafter defined) (First Bank Texas, N.A. and such other financial institutions are collectively referred to herein as "Noteholders").

                              W I T N E S S E T H:

         WHEREAS, HWG LLC, a Delaware limited liability company ("Borrower"), Guarantor, Noteholders and First Bank Texas, N.A., as Administrative Agent ("Administrative Agent") are parties to that certain Credit Agreement (as now or hereafter amended, the "Credit Agreement") dated as of December 21, 1999, pursuant to which Noteholders have agreed to make a term loan to Borrower (unless otherwise defined herein, or unless the context otherwise requires, each term used herein with its initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, Noteholders have required, as a condition to the extension of credit under the Credit Agreement, that Guarantor execute and deliver this Guaranty; and

         WHEREAS, Guarantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made by Noteholders thereunder; and

         WHEREAS, Guarantor has further determined that the benefits accruing to it from the Credit Agreement exceed Guarantor's anticipated liability under this Guaranty.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor hereby covenants and agrees as follows:

         1. Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Lender Indebtedness, and further guarantees that Borrower will properly and timely perform its obligations under the Credit Agreement.

         2. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Noteholders by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Noteholders hereunder shall be cumulative of any and all other rights that Noteholders may ever have against Guarantor. The exercise by Noteholders of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         3. In the event of default by Borrower in payment of the Lender Indebtedness, or any part thereof, when such Lender Indebtedness, or any part thereof, becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to Guarantor previous to such demand of the acceptance by Noteholders of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such Lender Indebtedness, pay the amount due thereon to Noteholders at Administrative Agent's office as set forth in the Credit Agreement, and it shall not be necessary for any Noteholder, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Borrower or others liable on such Lender Indebtedness, to have Borrower joined with Guarantor in any suit brought under this Guaranty or to enforce their rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event Noteholders elect to enforce and/or exercise any remedies they may possess with respect to any security for the Lender Indebtedness prior to demanding payment from Guarantor, Guarantor shall nevertheless be obligated hereunder for any and all sums still owing Noteholders on the Lender Indebtedness and not repaid or recovered incident to the exercise of such remedies.

         4. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Lender Indebtedness and each item thereof, are hereby expressly waived by Guarantor.

         5. Each payment on the Lender Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Administrative Agent at the time of such payment that such payment is made by Guarantor as specified in such notice.

         6. If all or any part of the Lender Indebtedness at any time be secured, Guarantor agrees that Noteholders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Financing Documents executed in connection with same without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrower executes in favor of Noteholders any collateral agreement, mortgage or other security instrument, the exercise by Noteholders of any right or remedy thereby conferred on Noteholders shall be wholly discretionary with Noteholders, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of Guarantor hereunder. Guarantor further agrees that Noteholders and Administrative Agent shall not be liable for their failure to use diligence in the collection of the Lender Indebtedness or in preserving the liability of any Person liable for the Lender Indebtedness, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Lender Indebtedness, or any part thereof.

         7. Guarantor agrees that Noteholders, in their discretion, may (i) bring suit against all guarantors (including, without limitation, Guarantor hereunder) of the Lender Indebtedness jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as Noteholders may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of Noteholders to collect the Lender Indebtedness (or the unpaid balance thereof) from other such guarantors of the Lender Indebtedness, or any of them, not so sued, settled with or released. Guarantor agrees, however, that nothing contained in this Paragraph 7, and no action by Noteholders permitted under this Paragraph 7, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

         8. Guarantor represents and warrants to Noteholders that (i) Guarantor is a corporation duly incorporated and validly existing under the laws of the State of Delaware; (ii) Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; this Guaranty has been duly authorized and approved by all necessary action on the part of Guarantor and constitutes a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws (as hereinafter defined); and no approval or consent of any court or governmental entity is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained (and copies thereof delivered to Noteholders); and (iii) Guarantor is neither involved in, nor aware of the threat of, any litigation which, in the event of an outcome unfavorable to Guarantor, could have a material adverse effect on the financial position, business operations, or prospects of Guarantor, nor are there any outstanding or unpaid judgments against Guarantor. As used herein, the term "Debtor Relief Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         9. This Guaranty is for the benefit of Noteholders, their successors and assigns, and in the event of an assignment by Noteholders (or their successors or assigns) of the Lender Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Lender Indebtedness so assigned, may be transferred with such Lender Indebtedness. Subject to the preceding paragraph hereof, this Guaranty is binding, not only on Guarantor, but on the successors and assigns of Guarantor.

         10. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or all Lenders as required by the Credit Agreement), and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Noteholders in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Noteholders hereunder are cumulative of each other and of every other right or remedy which Noteholders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         11. No provision herein or in any promissory note, instrument or any other Financing Document executed by Borrower or Guarantor evidencing the Lender Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Financing Document, the provisions of this Paragraph 11 shall govern, and neither Borrower nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Financing Documents executed by Borrower or Guarantor evidencing the Lender Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         12. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay Noteholders all costs and expenses (including court costs and reasonable attorneys fees) incurred by Noteholders in the enforcement hereof.

         13. The liability of Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of Borrower, or any proceedings affecting the status, existence or assets of Borrower or other similar proceedings instituted by or against Borrower and affecting the assets of Borrower.

         14. Guarantor understands and agrees that any amounts of Guarantor on account with Noteholders may be offset to satisfy the obligations of Guarantor hereunder.

         15. Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by Borrower to Guarantor to the Lender Indebtedness evidenced by the Credit Agreement and agrees after the occurrence of a Default or Event of Default under the Credit Agreement, or any event which with notice, lapse of time, or both, would constitute a Default or Event of Default under the Credit Agreement, not to permit Borrower to repay, or to accept payment from Borrower of, such indebtedness or any part thereof without the prior written consent of Noteholders.

         16. During the period that any amount payable under any Term Note remains unpaid, and throughout any additional preferential period subsequent thereto, Guarantor hereby waives any and all rights of subrogation to which Guarantor may otherwise be entitled against Borrower, or any other guarantor of the Lender Indebtedness, as a result of any payment made by Guarantor pursuant to this Guaranty.

         17. As of the date hereof the fair saleable value of the property of Guarantor is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of Guarantor, and Guarantor is able to pay all of its liabilities as such liabilities mature and Guarantor does not have unreasonably small capital within the meaning of Section 548, Title 11, United States Code, as amended. In computing the amount of contingent or liquidated liabilities, such liabilities have been computed at the amount which, in light of all the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

         18. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         19. (a) Except to the extent required for the exercise of the remedies provided in the other security instruments, Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of any Texas state or federal court over any action or proceeding arising out of or relating to this Guaranty or any other Financing Document, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas state or federal court. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any litigation arising out of or in connection with this Guaranty or any of the Financing Documents brought in district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas. Guarantor hereby irrevocably waives any claim that any litigation brought in any such court has been brought in an inconvenient forum. Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such litigation by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Guarantor's office at 3710 Rawlins, Suite 1500, Dallas, Texas 75219. Guarantor irrevocably agrees that any legal proceeding against Noteholders shall be brought in the district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas. Nothing herein shall affect the right of Noteholders to commence legal proceedings or otherwise proceed against Guarantor in any jurisdiction or to serve process in any manner permitted by applicable law.

                  (b) Nothing in this Paragraph 19 shall affect any right of Noteholders to serve legal process in any other manner permitted by law or affect the right of any Noteholder to bring any action or proceeding against Guarantor either jointly or severally in the courts of any other jurisdictions.

                  (c) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Financing Documents.

         20. THIS GUARANTY AND THE OTHER FINANCING DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG NOTEHOLDERS, ADMINISTRATIVE AGENT AND GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF NOTEHOLDERS, ADMINISTRATIVE AGENT AND GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG NOTEHOLDERS, ADMINISTRATIVE AGENT AND GUARANTOR.
         21. GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, AND THE NOTEHOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THEIR RIGHT TO A JURY TRIAL, IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER FINANCING DOCUMENTS.

         23. THIS GUARANTY AND THE OTHER FINANCING DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                           [Signature Page to Follow]

         EXECUTED as of the date first above written.

                                                 GUARANTOR:

                                                 THE HALLWOOD GROUP INCORPORATED



                                                 By:
                                                    ----------------------------
                                                    Melvin J. Melle,
                                                    Vice President







                                [Signature Page]